TERM LOAN AGREEMENT
dated as of
July 24, 2017,
among
WEYERHAEUSER COMPANY,
The LENDERS Party Hereto
and
NORTHWEST FARM CREDIT SERVICES, PCA,
as Administrative Agent,
___________________________
NORTHWEST FARM CREDIT SERVICES, PCA
and
COBANK, ACB,
as Joint Lead Arrangers and Joint Bookrunners,

[CS&M Ref. No. 07720-035]

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

TERM LOAN AGREEMENT dated as of July 24, 2017 (this “Agreement”), among WEYERHAEUSER COMPANY, a Washington corporation, the LENDERS party hereto and NORTHWEST FARM CREDIT SERVICES, PCA, as Administrative Agent.
The parties hereto agree as follows:
ARTICLE I
DEFINITIONS

Section 1.01    Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Administrative Agent” means Northwest Farm Credit Services, PCA, in its capacity as administrative agent hereunder and under the other Loan Documents, and its successors in such capacity as provided in Article VIII.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly or indirectly Controls or is Controlled by or is under common Control with the Person specified.

“Agreement” has the meaning set forth in the preamble hereto.

“Anti-Corruption Laws” means all laws, rules and regulations of the United States and Canada applicable to the Borrower or any Restricted Subsidiary from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977 and the Corruption of Foreign Public Officials Act (Canada).

“Applicable Rate” means, for any day, with respect to any Base Rate Loan or Eurodollar Loan, as the case may be, the applicable rate per annum set forth below based upon the Ratings received from S&P and Moody’s:

S&P: Moody’s:	Level 1 A- or higher A3 or higher	Level 2 BBB+ Baa1	Level 3 BBB Baa2	Level 4 BBB- Baa3	Level 5 BB+ or lower Ba1 or lower
Eurodollar Loan	1.50%	1.55%	1.60%	1.725%	2.00%
Base Rate Loan	0.50%	0.55%	0.60%	0.725%	1.00%

For purposes of the foregoing, (a) in the event either S&P or Moody’s shall not have in effect a Rating (other than by reason of the circumstances referred to in the last sentence of this definition), the Applicable Rate shall be based on the remaining Rating by either S&P or Moody’s, as the case may be, (b)

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

in the event neither S&P nor Moody’s shall have in effect a Rating (other than by reason of the circumstances referred to in the last sentence of this definition), the Applicable Rate shall be based on Level 5, (c) if the Ratings established by S&P or Moody’s shall fall within different Levels, the Applicable Rate shall be based on the higher of the two Ratings, unless the Ratings differ by two or more Levels, in which case the Applicable Rate shall be based on the Level one level below that corresponding to the higher Rating, and (d) if the Rating by S&P or Moody’s shall be changed (other than as a result of a change in the rating system of S&P or Moody’s), such change shall be effective as of the date on which it is first announced by the applicable rating agency, irrespective of when notice of such change is received by the Borrower, the Administrative Agent or the Lenders. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of S&P or Moody’s shall change, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of a Rating from such rating agency (it being agreed that, notwithstanding anything in Section 9.02 to the contrary, any such amendment may be effected with the consent of the Required Lenders) and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the Rating from such rating agency most recently in effect prior to such change or cessation.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in commercial loans and similar extensions of credit in the ordinary course of its activities and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means Northwest Farm Credit Services, PCA and CoBank, ACB, in their capacities as the joint lead arrangers and joint bookrunners for the credit facility provided for herein.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee, in the form of Exhibit A or any other form approved by the Administrative Agent and the Borrower, in each case with the consent of any Person whose consent is required by Section 9.04 and accepted by the Administrative Agent.

“Attributable Debt” means, in respect of any Sale and Lease-Back Transaction at any time, the present value (discounted at the interest rate implicit in such transaction) of the obligation of the lessee for rental payments during the remaining term of the applicable lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended), determined in accordance with GAAP; provided that if such Sale and Lease-Back Transaction results in a Capital Lease Obligation, the amount of “Attributable Debt” represented thereby will be determined in accordance with the definition of “Capital Lease Obligations.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule.

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

“Bankruptcy Event” means, with respect to any Person, that such Person has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority so long as such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any agreements made by such Person.

“Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% per annum and (c) LIBOR on such day (or if such day is not a Business Day, the immediately preceding Business Day) for a deposit in dollars with a maturity of one month plus 1% per annum. For purposes of clause (c) above, LIBOR on any day shall be based on the LIBOR Screen Rate (or, if the LIBOR Screen Rate is not available for such one-month maturity, the Interpolated Screen Rate) at approximately 11:00 a.m., London time, on such day for deposits in dollars with a maturity of one month. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or LIBOR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or LIBOR, respectively.

“Base Rate Loan” means a Loan that bears interest at a rate determined by reference to the Base Rate.

“Board of Governors” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” means Weyerhaeuser Company, a Washington corporation, and its successors permitted by Section 6.03.

“Borrowing” means Loans of the same Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03, which shall be, in the case of any such written request, in the form of Exhibit B or any other form reasonably acceptable to the Administrative Agent and the Borrower.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Lease Obligations” of any Person means, subject to Section 1.04, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

A “Change in Control” shall be deemed to have occurred if (a) any “person” or “group” (within the meaning of Rule 13d-5 of the SEC under the Exchange Act as in effect on the date hereof, but excluding any employee benefit plan of the Borrower or its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) shall own directly or indirectly, beneficially or of record, shares representing more than 40% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower or (b) a majority of the seats (other than vacant seats) on the board of directors of the Borrower shall at any time be occupied by persons who were not (i) directors of the Borrower on the date hereof, (ii) directors nominated or appointed by the management of the Borrower or (iii) directors nominated, appointed or approved by a majority of the directors referred to in the preceding clauses (i) and (ii) or this clause (iii).

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any rule, regulation, treaty or other law, (b) any change in any rule, regulation, treaty or other law or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, promulgated or issued.

“Charges” has the meaning set forth in Section 9.13.

“Claim Agreement” means the Claim Agreement dated as of the date hereof executed by the Borrower and WNR, in favor of the Administrative Agent for the benefit of the Lenders, substantially in the form of Exhibit C or any other form approved by the Administrative Agent.

“Code” means the Internal Revenue Code of 1986.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make a Loan hereunder, expressed as an amount representing the maximum principal amount of such Lender’s Loan hereunder, as such commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable. The aggregate amount of the Lenders’ Commitments on the Effective Date is $225,000,000.

“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Borrower pursuant to any Loan Document or the transactions contemplated therein that is distributed to the Administrative Agent or any Lender by means of electronic communications pursuant to Section 9.01, including through the Platform.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Credit Party” means the Administrative Agent and each Lender.

“Default” means any event or condition that constitutes, or upon notice, lapse of time or both would constitute, unless cured or waived, an Event of Default.

“Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, (i) to fund any portion of its Loans or (ii) to pay to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified in such writing, including, if applicable, by reference to a specific Default) has not been satisfied, (b) has notified the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified in such writing, including, if applicable, by reference to a specific Default) to funding a Loan cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Borrower or the Administrative Agent made in good faith to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon the Borrower or the Administrative Agent’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, (d) has become the subject of a Bankruptcy Event or (e) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action.

“Disclosed Matters” means any information disclosed in (a) the Annual Report on Form 10-K of the Borrower for the fiscal year ended December 31, 2016 and all other reports publicly filed by the Borrower with the SEC on Forms 10-K, 10-Q or 8-K since December 31, 2016 and prior to the date hereof, (b) the Annual Report on Form 10-K of Plum Creek Timber Company, Inc. for the fiscal year ended December 31, 2015 and all other reports publicly filed by Plum Creek Timber Company, Inc. with the SEC on Forms 10-K, 10-Q or 8-K since December 31, 2015 and prior to the date hereof, and (c) the actions, suits and proceedings disclosed on Schedule 3.06.

“dollars” or “$” refers to lawful money of the United States of America.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of any Person described in clause (a) above or (c) any institution established in an EEA Member Country that is a subsidiary of any Person described in clause (a) or (b) above and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which the conditions specified in Article IV are satisfied (or waived in accordance with Section 9.02).

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any commercial bank, any investment bank, any savings and loan association, any savings bank and any insurance company that, in each case under this clause (d), extends credit or makes or purchases loans in the ordinary course of business, other than, in each case, (i) the Borrower or any Subsidiary, (ii) any Defaulting Lender or (iii) any natural person.

“Environmental Laws” means all rules, regulations, codes, ordinances, judgments, orders, decrees, directives and other laws, and all injunctions, notices or binding agreements, issued, promulgated or entered into by or with any Governmental Authority and relating in any way to the environment, to preservation or reclamation of natural resources, or to health or safety matters (as such relate to Hazardous Materials).

“Environmental Liability” means any liability, obligation, loss, claim, action, order or cost, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties and indemnities), directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the presence, Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests, beneficial interests or other ownership interests, whether voting or nonvoting, in, or interests in the income or profits of, a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing (other than, prior to the date of such conversion, Indebtedness that is convertible into any such Equity Interests).

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any entity, trade or business (whether or not incorporated) that, together with the Borrower or any Subsidiary, is treated as a “single employer” within the meaning of Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) any failure by any Plan to satisfy the minimum funding standard (within the meaning of Sections 412 and 430 of the Code or Sections 302 and 303 of ERISA) applicable to such Plan, in each case whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, of an application for a waiver of the minimum funding standard with respect to any Plan, (d) a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code), (e) the incurrence by the Borrower or any Subsidiary or any of their respective ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan, (f) the filing of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (g) the incurrence by the Borrower or any Subsidiary or any of their respective ERISA Affiliates of

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan, (h) the receipt by the Borrower or any Subsidiary or any of their respective ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from the Borrower or any Subsidiary or any of their respective ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Section 4245 of ERISA, or in endangered or critical status, within the meaning of Section 305 of ERISA, or terminated, within the meaning of Section 4041A of ERISA or (i) the conditions for imposition of a Lien under Section 303(k) of ERISA shall have been met with respect to any Plan.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar Borrowing” means a Borrowing comprised of Eurodollar Loans.

“Eurodollar Loan” means a Loan that bears interest at a rate determined by reference to LIBOR.

“Eurodollar Reserve Percentage” means, for any day with respect to any Lender, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors, for determining the reserve requirement (if any) for such Lender in respect of eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the Board of Governors). The Eurodollar Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in any such reserve percentage.

“Event of Default” has the meaning set forth in Article VII.

“Exchange Act” means the United States Securities Exchange Act of 1934.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.18(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.16, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in such Loan or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.16(f) and (d) any U.S. Federal withholding Taxes imposed under FATCA.

“Existing Credit Agreement” means the Credit Agreement dated as of September 13, 2013, among the Borrower, the lenders party thereto and CoBank, ACB, as administrative agent.

“Farm Credit Equities” has the meaning set forth in Section 5.11(a).

“Farm Credit Lender” means a lending institution organized and existing pursuant to the provisions of the Farm Credit Act of 1971 and under the regulation of the Farm Credit Administration.

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

“Farm Credit Lender Transfer Certificate” means, in connection with an assignment or sale of a participation pursuant to Section 9.04 by a Farm Credit Lender, a certificate executed by an officer of such Farm Credit Lender and certifying to the Borrower that such Farm Credit Lender has used commercially reasonable efforts to consummate the relevant assignment or sale of a participation with another Person that would be expected to make patronage distributions to the Borrower on a going forward basis that are consistent with (or better than) those that the Borrower could reasonably have expected to have received from such Farm Credit Lender.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b) of the Code.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it; provided that if such rate shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement.

“Financial Officer” means, with respect to any Person, the chief financial officer, the principal accounting officer, the treasurer or the controller of such Person.

“Foreign Lender” means a Lender that is not a U.S. Person.

“GAAP” means generally accepted accounting principles in the United States of America, applied in accordance with the consistency requirements thereof.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank).

“Guarantee” of or by any Person means any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness, (c) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness; provided, however, that the term Guarantee shall not include endorsements for collection or deposit, in either case in the ordinary course of business. The amount, as of any date of determination, of any Guarantee shall be the principal amount outstanding on such date of the Indebtedness guaranteed thereby (or, in the case of (i) any Guarantee the terms of which limit the monetary

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

exposure of the guarantor or (ii) any Guarantee of an obligation that does not have a principal amount, the maximum monetary exposure as of such date of the guarantor under such Guarantee (as determined, in the case of clause (i), pursuant to such terms or, in the case of clause (ii), reasonably and in good faith by a Financial Officer of the Borrower)).

“Hazardous Materials” means all explosive, radioactive, hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Indebtedness” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments (other than, for the avoidance of doubt, performance bonds, surety bonds and similar instruments), (c) all obligations of such Person issued or assumed as the deferred purchase price of property or services due more than six months after such property is acquired or such services are completed (excluding (i) trade accounts payable and accrued expenses, in each case incurred in the ordinary course of business, (ii) deferred compensation payable to directors, officers or employees of the Borrower or any Subsidiary and any such obligations incurred under ERISA and (iii) any purchase price adjustment or earn-out obligation, except, in the case of this clause (iii), to the extent that the amount thereof is due and payable), (d) all Indebtedness of others secured by any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed by such Person, valued, as of any date of determination, at the lesser of (i) the principal amount of such Indebtedness and (ii) the fair market value of such property (as determined in good faith by such Person), (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person and (h) all obligations of such Person as an account party in respect of letters of credit (other than trade related letters of credit issued in the ordinary course of business) and the principal component of all obligations of such Person in respect of bankers’ acceptances. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitee” has the meaning set forth in Section 9.03(b).

“Information” has the meaning set forth in Section 9.12.

“Installment Note” has the meaning set forth in Section 9.18.

“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.07, which shall be, in the case of any such written request, in the form of Exhibit B or any other form reasonably acceptable to the Administrative Agent and the Borrower.

“Interest Payment Date” means (a) with respect to any Base Rate Loan, the last Business Day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, such day or days prior to the last day of such Interest Period as shall occur at intervals of three months’ duration after the first day of such Interest Period.

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

“Interest Period” means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the day that is one, two, three or six months thereafter (or, if agreed to by each Lender participating therein, 12 months thereafter or a period of another duration thereafter), as the Borrower may elect; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interpolated Screen Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, a rate per annum which results from interpolating on a linear basis between (a) the applicable LIBOR Screen Rate for the longest maturity for which a LIBOR Screen Rate is available that is shorter than such Interest Period and (b) the applicable LIBOR Screen Rate for the shortest maturity for which a LIBOR Screen Rate is available that is longer than such Interest Period, in each case at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“IRS” means the United States Internal Revenue Service.

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that shall have ceased to be a party hereto pursuant to an Assignment and Assumption.

“LIBOR” means, with respect to any Eurodollar Borrowing for any Interest Period, the LIBOR Screen Rate at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period. If no LIBOR Screen Rate shall be available at such time for a particular Interest Period but LIBOR Screen Rates shall be available for maturities both longer and shorter than such Interest Period, then LIBOR for such Interest Period shall be the Interpolated Screen Rate; provided that LIBOR for any Interest Period shall be increased or decreased as provided in Section 2.14(g). Notwithstanding the foregoing, if LIBOR, determined as provided above, would otherwise be less than zero, then LIBOR shall be deemed to be zero for all purposes.

“LIBOR Screen Rate” means, for any day and time, with respect to any Eurodollar Borrowing for any Interest Period, the London interbank offered rate as administered by the ICE Benchmark Administration Ltd. (or any other Person that takes over the administration of such rate) for deposits in dollars (for delivery on the first day of such Interest Period) for a period equal in length to such Interest Period as displayed on the Reuters screen page that displays such rate (currently page LIBOR01 or LIBOR02) or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate from time to time as shall be selected by the Administrative Agent from time to time in its reasonable discretion.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, hypothecation, charge or security interest on, in or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset; provided that an operating lease shall not be deemed to constitute a Lien.

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

“Loan Documents” means this Agreement, the Claim Agreement and, except for purposes of Section 9.02, any promissory notes delivered pursuant to Section 2.09(c) and the letter agreement regarding “Waiver and Release of Borrower Rights Under the Farm Credit Act of 1971,” dated as of the date hereof, between the Borrower and Northwest Farm Credit Services, PCA.

“Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement.
“Material Adverse Effect” means (a) a materially adverse effect on the business, financial condition, operations or properties of the Borrower and the Restricted Subsidiaries, taken as a whole, (b) a materially adverse effect on the ability of the Borrower to perform its payment obligations under any Loan Document or (c) a materially adverse effect on the rights and remedies available to the Administrative Agent and the Lenders under the Loan Documents.

“Material Indebtedness” means Indebtedness (other than Indebtedness under the Loan Documents) of the Borrower and the Restricted Subsidiaries in an aggregate principal amount of $150,000,000 or more.

“Material Restricted Subsidiary” means each Restricted Subsidiary (a) the total assets of which (determined on a consolidated basis for such Restricted Subsidiary and its Restricted Subsidiaries) equal 5.0% or more of the consolidated total assets of the Borrower and the Restricted Subsidiaries or (b) the revenues of which (determined on a consolidated basis for such Restricted Subsidiary and its Restricted Subsidiaries) equal 5.0% or more of the consolidated revenues of the Borrower and the Restricted Subsidiaries, in each case as of the last day of or for the most recently ended period of four fiscal quarters of the Borrower for which financial statements have been delivered pursuant to Section 5.01 (or, prior to the first such delivery, such period ended December 31, 2016).

“Maturity Date” means the nine-year anniversary of the Effective Date.

“Maximum Rate” has the meaning set forth in Section 9.13.

“MNPI” means material information concerning the Borrower or any Subsidiary or their securities that is not Public Information. For purposes of this definition, “material information” means information concerning the Borrower or the Subsidiaries, or any of their securities, that could reasonably be expected to be material for purposes of the United States Federal and state securities laws.

“Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

“OFAC” means the United States Treasury Department Office of Foreign Assets Control.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than connections arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

“Other Taxes” means all present or future stamp, court or documentary, intangible, excise, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.18).

“Participant Register” has the meaning set forth in Section 9.04(c)(ii).
“Participants” has the meaning set forth in Section 9.04(c)(i).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee pension benefit plan”, as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), that is subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any Subsidiary or any of their respective ERISA Affiliates is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform” has the meaning set forth in Section 9.01(d).

“Prime Rate” means a variable rate of interest per annum equal, on any day, to the rate of interest referenced on such day in the online edition of The Wall Street Journal as the “prime rate” (which reference, as of the Effective Date, indicates that such rate represents the base rate posted by 70% of the nation’s largest banks), or if the online edition of The Wall Street Journal is not published on such day or such rate is not referenced therein on such day, such rate as last referenced in the online edition of The Wall Street Journal. In the event the online edition of The Wall Street Journal ceases to reference such rate on a regular basis, the term “Prime Rate” shall be determined on any day by reference to such other regularly published or circulated “prime rate” for such day as is reasonably acceptable to the Administrative Agent and the Borrower. Any change in the Prime Rate shall be automatically effective on the date such change is published or circulated, without the necessity of notice to the Borrower.

“Private Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that are not Public Side Lender Representatives.

“Public Information” means any information that (a) has been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the Securities Act and the Exchange Act or (b) does not constitute material information concerning the Borrower or the Subsidiaries or their securities. For purposes of this definition, “material information” means information concerning the Borrower or the Subsidiaries, or any of their securities, that could reasonably be expected to be material for purposes of the United States Federal and state securities laws.

“Public Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that do not wish to receive MNPI.

“Rating” means, as of any date, (a) the rating by Moody’s or S&P, as the case may be, in effect on such date of the Senior Unsecured Long-Term Debt of the Borrower or (b) if Moody’s or S&P, as the case may be, does not have a rating in effect on such date of the Senior Unsecured Long-Term Debt of the Borrower, the corporate rating of the Borrower by Moody’s or S&P, as applicable.

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

“Recipient” means the Administrative Agent and any Lender, or any combination thereof (as the context requires).

“Register” has the meaning set forth in Section 9.04(b).

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the directors, officers, partners, members, trustees, employees, agents, administrators, managers, representatives and advisors of such Person and of such Person’s Affiliates.

“Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within or upon any building, structure, facility or fixture.

“Required Lenders” means, at any time, Lenders holding Commitments or Loans representing more than 50% of the Commitments or Loans of all Lenders at such time. For purposes of this definition, the amount of the Commitments and Loans shall be determined by excluding the Commitment or Loan of any Defaulting Lender. For the avoidance of doubt, Voting Participants shall have the voting rights specified in Section 9.04(c)(iii) with respect to any matter requiring the approval of the Required Lenders.

“Responsible Officer” means, with respect to any Person, the chief executive officer, the chief financial officer, the principal accounting officer, the treasurer, the controller (or an individual performing an equivalent function) or the general counsel of such Person.

“Restricted Subsidiary” means each Subsidiary that is not an Unrestricted Subsidiary.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor to its rating agency business.

“Sale and Lease-Back Transaction” means any arrangement with any Person providing for the leasing by the Borrower or a Restricted Subsidiary of any real property in the United States of America (except for temporary leases for a term of not more than three years), which property has been or is to be sold or transferred by the Borrower or such Restricted Subsidiary to such Person.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of specially designated Persons maintained by OFAC, the U.S. Department of State, the U.S. Department of Commerce or the Department of Foreign Affairs, Trade and Development (Canada) or (b) any Person owned or controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by OFAC, the U.S. Department of State, the U.S. Department of Commerce or the Department of Foreign Affairs, Trade and Development (Canada).

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933.

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

“Senior Unsecured Long-Term Debt” means senior, unsecured, non-credit-enhanced long-term indebtedness for borrowed money of the Borrower.

“Shareholders’ Interest in the Borrower and the Restricted Subsidiaries” means, at any time, the aggregate of capital and surplus, including surplus resulting from the March 1, 1913 revaluation of timber and timberlands, of the Borrower and the Restricted Subsidiaries at such time, after deducting the cost of shares of the Borrower held in treasury.

“subsidiary” means, with respect to any Person (herein referred to as the “parent”), any corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Equity Interests having ordinary voting power for the election of directors or other governing body members (other than Equity Interests having such power only by reason of the happening of a contingency) are, at the time any determination is being made, beneficially owned by the parent and/or one or more subsidiaries of the parent.

“Subsidiary” means any subsidiary of the Borrower.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Test Period” means, at any time, the last day of the then most recently ended fiscal quarter or fiscal year of the Borrower with respect to which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b).

“Timber Installment Notes Collateral” means any credit support provided in any timber installment note transaction.

“Total Adjusted Shareholders’ Equity” means, as of any date, the consolidated shareholders’ equity of the Borrower that would be reported as “total equity” on a consolidated balance sheet of the Borrower prepared as of such date in accordance with GAAP; provided that, for purposes of calculating “Total Adjusted Shareholders’ Equity”, there shall be excluded (a) any cumulative other comprehensive income or loss, in each case as reflected on the consolidated balance sheet of the Borrower in accordance with GAAP, (b) treasury common shares in the Borrower and (c) the aggregate net book value (after deducting any reserves applicable thereto) of investments in Unrestricted Subsidiaries.

“Total Funded Indebtedness” means, as of any date, the Loans and any other Indebtedness of the Borrower and the Restricted Subsidiaries that would be reported as “long-term debt”, “current maturities of long-term debt” or “short-term debt” on a consolidated balance sheet of the Borrower prepared as of such date in accordance with GAAP, in an amount that would be so reported, provided that, for purposes of calculating “Total Funded Indebtedness”, there shall be excluded (a) any Indebtedness of Unrestricted Subsidiaries, (b) any Indebtedness that is non-recourse to the Borrower and the Restricted Subsidiaries, including any Indebtedness reported as “long-term debt (nonrecourse to the company) held by variable interest entities” on a consolidated balance sheet of the Borrower, and (c) any Indebtedness secured by Timber Installment Notes Collateral in an amount equal to at least 90% of the outstanding principal amount thereof.

“Transactions” means (a) the execution, delivery and performance by the Borrower of this Agreement, the borrowing of Loans and the use of the proceeds thereof and (b) the payment of fees and expenses in connection with the foregoing.

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to LIBOR or the Base Rate.

“Unrestricted Subsidiary” means (a) each Subsidiary designated as an Unrestricted Subsidiary on Schedule 1.01 or by a Responsible Officer of the Borrower in the manner provided below, in each case until such time as such Subsidiary is redesignated as a “Restricted Subsidiary” in the manner provided below, and (b) each subsidiary of an Unrestricted Subsidiary. The Borrower may designate any Subsidiary as an “Unrestricted Subsidiary” by delivering to the Administrative Agent a certificate of a Responsible Officer of the Borrower specifying such designation and certifying that immediately after giving effect to such designation no Default shall have occurred and be continuing. The Borrower may designate any Unrestricted Subsidiary as a “Restricted Subsidiary” by delivering to the Administrative Agent a certificate of a Responsible Officer specifying such redesignation and certifying that immediately after giving effect to such designation (i) no Default shall have occurred and be continuing and (ii) the Borrower will, on a pro forma basis as of the last day of the then most recent Test Period, have been in compliance with Sections 6.04 and 6.05.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 2.16(f)(ii)(B)(3).

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

“Voting Participant” has the meaning set forth in Section 9.04(c)(iii).

“Voting Participant Notification” has the meaning set forth in Section 9.04(c)(iii).

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“WNR” means Weyerhaeuser NR Company, a Washington corporation.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.02    Classification of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings may be classified and referred to by Type (e.g., a “Eurodollar Loan” or “Eurodollar Borrowing”).

Section 1.03    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal, tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law), and all judgments, orders, writs and decrees, of all Governmental Authorities. Except as otherwise provided herein and unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document (including this Agreement and the other Loan Documents) shall, except as otherwise provided herein, be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), and all references to any statute shall be construed as referring to all rules, regulations, rulings and official interpretations promulgated or issued thereunder, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.

Section 1.04    Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature used herein shall be construed in accordance with GAAP as in effect from time to time; provided that (a) if the Borrower, by notice to the Administrative Agent, shall request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent, by notice to the Borrower, shall request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith and (b) notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any change to GAAP occurring after the date hereof as a result of the adoption of any proposals set forth in the Proposed Accounting Standards Update, Leases (Topic 840), issued by the Financial Accounting Standards Board on August 17, 2010, or any other proposals issued by the Financial Accounting Standards Board in connection therewith, in each case if such change would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) was not required to be so treated under GAAP as in effect on December 31, 2016.

ARTICLE II
THE CREDITS
Section 2.01    Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make a Loan to the Borrower on the Effective Date in a principal amount not in excess of such Lender’s Commitment. No portion of any Loan that is repaid or prepaid may be reborrowed.

Section 2.02    Loans and Borrowings.

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

(a)    Each Loan shall be made as part of a Borrowing consisting of Loans of the same Type made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make its Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b)    Subject to Section 2.13, each Borrowing shall be comprised entirely of Base Rate Loans or Eurodollar Loans, as the Borrower may request in accordance herewith. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that (i) any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement and (ii) any such domestic or foreign branch or Affiliate of such Lender shall not be entitled to any greater indemnification under Section 2.14 or 2.16 with respect to such Loan than that to which the applicable Lender (acting through its domestic branch) was entitled on the date on which such Loan was made (or, to the extent provided in such Section, would have been entitled as a result of a Change in Law after the date on which such Loan was made).

(c)    At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $1,000,000; provided that a Eurodollar Borrowing that results from a continuation of an outstanding Eurodollar Borrowing may be in an aggregate amount that is equal to such outstanding Borrowing. At the time that each Base Rate Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of five (or such greater number as may be agreed to by the Administrative Agent) Eurodollar Borrowings outstanding.

(d)    Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert to or continue, any Eurodollar Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

Section 2.03    Requests for Borrowings. To request a Borrowing on the Effective Date, the Borrower shall give notice (which notice may be given by telephone, to be confirmed in writing as set forth below) to the Administrative Agent (a) in the case of a Eurodollar Borrowing, not later than 12:00 p.m., Pacific time, three Business Days before the Effective Date or (b) in the case of a Base Rate Borrowing, not later than 10:00 a.m., Pacific time, on the Effective Date. Each such Borrowing Request shall be irrevocable and shall be made (or, in the case of any telephonic Borrowing Request, shall be confirmed promptly) by hand delivery, facsimile or electronic transmission of a “pdf” or similar copy to the Administrative Agent of an executed written Borrowing Request. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(i)    the aggregate amount of such Borrowing;

(ii)    the date of such Borrowing, which shall be the Effective Date;

(iii)    whether such Borrowing is to be a Base Rate Borrowing or a Eurodollar Borrowing;

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

(iv)    in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(v)    the location and number of the account to which funds are to be disbursed.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be (i) in the case of a Borrowing Request delivered by the time referred to in clause (a) above, a Eurodollar Borrowing with an Interest Period of one month’s duration and (ii) otherwise, a Base Rate Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.
Section 2.04    [Reserved].
Section 2.05    [Reserved].
Section 2.06    Funding of Borrowings.
(a)    Each Lender shall make (i) each Eurodollar Loan to be made by it hereunder on the Effective Date by wire transfer of immediately available funds by 9:00 a.m., Pacific time, and (ii) each Base Rate Loan to be made by it hereunder on the Effective Date thereof by wire transfer of immediately available funds by 1:00 p.m., Pacific time (or, if earlier, two hours after the time of delivery to the Administrative Agent of the applicable Borrowing Request), in each case to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make Loans available to the Borrower by remitting the amounts so received, in like funds, promptly (and, in any event, by (i) 9:30 a.m., Pacific time, in the case of Eurodollar Loans and (ii) 1:30 p.m., Pacific time, in the case of Base Rate Loans) to the account specified by the Borrower in the applicable Borrowing Request.

(b)    Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance on such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to such Borrowing. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. Any payment by the

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

Section 2.07    Interest Elections.
(a)    Each Borrowing initially shall be of the Type and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in the applicable Borrowing Request or as otherwise provided in Section 2.03. Thereafter, the Borrower may elect to convert such Borrowing to a Borrowing of a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b)    To make an election pursuant to this Section, the Borrower shall give notice (which notice may be given by telephone, to be confirmed in writing as set forth below) to the Administrative Agent of such election by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and shall be made (or, in the case of any telephonic Interest Election Request, shall be confirmed promptly) by hand delivery, facsimile or electronic transmission of a “pdf” or similar copy to the Administrative Agent of an executed written Interest Election Request. Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i)    the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii)    the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii)    whether the resulting Borrowing is to be a Base Rate Borrowing or a Eurodollar Borrowing; and

(iv)    if the resulting Borrowing is to be a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.
(c)    Promptly following receipt of an Interest Election Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

CHAR1\1536846v3

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

(d)    If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Eurodollar Borrowing for an additional Interest Period of one month. Notwithstanding any contrary provision hereof, if an Event of Default under clause (h) or (i) of Article VII has occurred and is continuing with respect to the Borrower, or if any other Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, has notified the Borrower of the election to give effect to this sentence on account of such other Event of Default, then, in each such case, so long as such Event of Default is continuing, (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to a Base Rate Borrowing at the end of the Interest Period applicable thereto.

Section 2.08    Termination of Commitments. The Commitment of each Lender will terminate immediately following the making of its Loan on the Effective Date.

Section 2.09    Repayment of Loans; Evidence of Debt.

(a)    The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of the Loan of such Lender on the Maturity Date.

(b)    The records maintained by the Administrative Agent and the Lenders shall be prima facie evidence, absent manifest error, of the existence and amounts of the obligations of the Borrower in respect of the Loans, interest and fees due or accrued hereunder; provided that in the event of any inconsistency between the records maintained by the Administrative Agent and any Lender, the records maintained by the Administrative Agent shall control; provided further that the failure of the Administrative Agent or any Lender to maintain such records or any error therein shall not in any manner affect the obligation of the Borrower to pay any amounts due hereunder in accordance with the terms of this Agreement.

(c)    Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent and the Borrower (each such approval not to be unreasonably withheld, delayed or conditioned). Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or to such payee and its registered assigns).

Section 2.10    Prepayment of Loans.

(a)    The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

(b)    [Reserved].

(c)    The Borrower shall give notice (which notice may be given by telephone, to be confirmed in writing by hand delivery, facsimile or electronic transmission of a “pdf” or similar

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

copy) to the Administrative Agent of any optional prepayment under paragraph (a) of this Section (i) in the case of prepayment of a Eurodollar Borrowing, not later than 12:00 p.m., Pacific time, three Business Days before the date of prepayment or (ii) in the case of prepayment of a Base Rate Borrowing, not later than 11:00 a.m., Pacific time, on the date of prepayment (which shall be a Business Day). Each such notice shall be irrevocable and shall specify the prepayment date, the Borrowing or Borrowings to be prepaid and the principal amount of each such Borrowing or portion thereof to be prepaid; provided that a notice of prepayment of any Borrowing pursuant to paragraph (a) of this Section may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02.

(d)    Each prepayment of a Borrowing shall be applied ratably to the Loans included in such Borrowing. Prepayments shall be accompanied by accrued interest on the principal amount prepaid and, subject to Section 2.15, shall be without premium or penalty.

Section 2.11    Fees.
(a)    [Reserved].

(b)    [Reserved].

(c)    The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

(d)    All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent. Fees paid shall not be refundable under any circumstances (except as otherwise expressly agreed).

Section 2.12    Interest.
(a)    The Loans comprising each Base Rate Borrowing shall bear interest at the Base Rate plus the Applicable Rate.
(b)    The Loans comprising each Eurodollar Borrowing shall bear interest at LIBOR for the Interest Period in effect for such Borrowing plus the Applicable Rate.
(c)    [Reserved].

(d)    Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

any other such amount, 2% per annum plus the rate applicable to Base Rate Loans as provided in paragraph (a) of this Section.

(e)    Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and on the Maturity Date; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of a Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(f)    All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Base Rate at times when the Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Base Rate or LIBOR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

Section 2.13    Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing the Administrative Agent determines (which determination shall be prima facie evidence absent manifest error) that adequate and reasonable means do not exist for ascertaining LIBOR for such Interest Period, then the Administrative Agent shall give notice (which may be telephonic, by facsimile or by electronic transmission of a “pdf” or similar copy) thereof to the Borrower and the Lenders as promptly as practicable and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (a) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and such Borrowing shall be continued as a Base Rate Borrowing, and (b) any Borrowing Request for a Eurodollar Borrowing shall be treated as a request for a Base Rate Borrowing.

Section 2.14    Increased Costs. (a) If any Change in Law shall:

(i)    impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender;

(ii)    impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Eurodollar Loans made by such Lender; or

(iii)    subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of the term “Excluded Taxes” and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender or other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount), in each case by an amount reasonably deemed by such

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Lender or other Recipient to be material, then, from time to time upon request of such Lender or other Recipient, the Borrower will pay to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs or expenses incurred or reduction suffered.
(b)    If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has had or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitment of such Lender or the Loan made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy or liquidity) by an amount reasonably deemed by such Lender to be material, then, from time to time upon request of such Lender, the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c)    If, and for so long as, any Lender shall be required pursuant to the requirements of the Board of Governors to maintain reserves with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the Board of Governors), then, from time to time upon request of such Lender, the Borrower will pay to such Lender additional interest on the applicable Eurodollar Loans of such Lender at a rate per annum determined by such Lender up to but not exceeding the excess of (i) (A) the applicable LIBOR divided by (B) one minus the Eurodollar Reserve Percentage over (ii) the applicable LIBOR.

(d)    A certificate of a Lender or other Recipient setting forth in reasonable detail the basis and calculation of the amount or amounts necessary to compensate such Lender or other Recipient or its holding company, as the case may be, as specified in paragraph (a), (b) or (c) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or other Recipient, as the case may be, the amount shown as due on any such certificate within 30 days after receipt thereof.

(e)    Failure or delay on the part of any Lender or other Recipient to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or other Recipient’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or other Recipient pursuant to this Section for any increased costs or expenses incurred or reductions suffered more than 180 days prior to the date that such Lender or other Recipient, as the case may be, notifies the Borrower of the Change in Law or other event giving rise to such increased costs or expenses or reductions and of such Lender’s or other Recipient’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or expenses or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

(f)    Notwithstanding any other provision of this Section to the contrary, no Lender or other Recipient shall request, or be entitled to receive, any compensation pursuant to this Section unless (i) it shall be the general policy or practice of such Lender or other Recipient to seek compensation in similar circumstances under comparable provisions of other credit agreements, if any, and (ii) such compensation would not be duplicative of any increase in LIBOR pursuant to Section 2.14(g).

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CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

(g)    On the third and sixth anniversaries of the Effective Date (or on such other date approximately preceding any such anniversary as the Arrangers, the Administrative Agent and the Borrower may agree) (each such date, a “Reset Reference Point”), the Administrative Agent (i) shall determine the difference (in basis points), if any, between the Current Cost of Funds (as defined below) as of such Reset Reference Point and the Effective Date Cost of Funds (as defined below) and (ii) thereafter shall promptly notify the Lenders and the Borrower of such difference by delivering a certificate in substantially the form of Exhibit F (or in such other form as is mutually acceptable to the Administrative Agent and the Borrower). LIBOR (as otherwise determined in accordance with the definition thereof) for any Interest Period shall be increased or decreased, as applicable, by the amount of such difference (in a like amount of basis points), which increase or decrease shall commence from and as of such Reset Reference Point and shall remain in effect until the next Reset Reference Point; provided that in no event shall LIBOR for any Interest Period be reduced below zero. As used in this Section 2.14(g):

“Current Cost of Funds” means, as of any Reset Reference Point, the amount (in basis points and which amount shall be set forth as a negative number if the amount in the following clause (x) is less than the amount in the following clause (y)), if any, by which (x) the LIBOR Floating Note Rate differs from (y) LIBOR for an Interest Period of one month, in each case determined as of the date that is two Business Days prior to such Reset Reference Point.
“Effective Date Cost of Funds” means, as of the Effective Date, one basis point, which is the amount by which (x) the LIBOR Floating Note Rate differs from (y) LIBOR for an Interest Period of one month, in each case determined as of the date that is two Business Days prior to the Effective Date.
“LIBOR Floating Note Rate” means, as of any date of determination, the estimated funding cost (not the actual sale price), including standard underwriting fees, for new three-year debt securities indexed to the one-month LIBOR Screen Rate issued by the Farm Credit Funding Corporation into the primary market based on market observations on such date indicated at approximately 9:30 a.m., Eastern time; it being understood that such indications represent the Farm Credit Funding Corporation’s best estimate of the cost of new debt issuances based on a combination of daily surveys of selected farm credit selling group members (participating bond dealers) and ongoing monitoring of the fixed income markets for actual, recent, primary market issuance by other government-sponsored of similar bonds and notes and pricing within related derivative markets, particularly the interest rate swap market. Historical information on such funding costs is available, for the prior week, on the Farm Credit Funding Corporation’s website (farmcreditfunding.com/ffcb_live/fundingCostIndex.html) under the “Output” tab of the most recent spreadsheet.
By way of example, assuming the Effective Date Cost of Funds is 15 basis points, (a) if the Current Cost of Funds as of a Reset Reference Point is 35 basis points, then LIBOR for any Interest Period shall be increased by 20 basis points commencing from and as of such Reset Reference Point, and (b) if the Current Cost of Funds as of a Reset Reference Point is -5 basis points (i.e., the LIBOR Floating Note Rate is 5 basis points less than LIBOR for an Interest Period of one month, in each case as of such Reset Reference Point), then LIBOR shall be decreased (but not below zero) by 20 basis points commencing from and as of such Reset Reference Point.
Section 2.15    Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert or continue any Eurodollar Loan on the date

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

specified in any notice delivered pursuant hereto (other than any notice deemed ineffective as contemplated under Section 2.13 and other than any failure to borrow as a result of a failure to make a Loan by any Lender as required hereunder), (d) the failure to prepay any Eurodollar Loan on a date specified therefor in any notice of prepayment given by the Borrower (whether or not such notice may be revoked in accordance with the terms hereof) or (e) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.18(b) (other than in reliance on clause (iii) thereof), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event in accordance with this Section. Such loss, cost or expense to any Lender shall be deemed to consist of an amount reasonably determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at LIBOR (determined without regard to any floor set forth in the definition thereof) that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate such Lender would bid if it were to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the London interbank market. In no event shall such loss, cost or expense include the loss of anticipated profits or loss of any interest rate floor or any administrative, processing or similar fees. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section (which shall set forth the basis for requesting and the method of calculating such compensation) shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any loss, cost or expense shown on such certificate incurred or suffered more than 30 days prior to the date that such Lender delivers such certificate to the Borrower.
Section 2.16    Taxes.
(a)    Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)    Payment of Other Taxes by the Borrower. The Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)    Evidence of Payment. Upon request by the Administrative Agent, as soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return

CHAR1\1536846v3

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d)    Indemnification by the Borrower. The Borrower shall indemnify each Recipient, upon written request therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability shall be delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, and shall be conclusive absent manifest error. The Borrower shall pay such Recipient the amount shown as due on any such certificate within 30 days after receipt thereof. If any Recipient becomes entitled to a refund of Indemnified Taxes for which such Recipient has received payment from the Borrower hereunder, such Recipient shall, at the expense of the Borrower, use its reasonable efforts (consistent with internal policy, and legal and regulatory restrictions) to obtain such refund. If any Recipient receives a refund or is entitled to claim a tax credit in respect of any Indemnified Taxes for which such Recipient has received payment from the Borrower hereunder, such Recipient shall promptly notify the Borrower of such refund or credit and shall, within 30 days after receipt of a request by the Borrower (or promptly upon receipt, if the Borrower has requested application for such refund or credit pursuant hereto), repay such refund or amount of credit to the Borrower, net of all out-of-pocket expenses of such Recipient and without interest; provided that the Borrower, upon the request of such Recipient, agrees to return such refund or amount of credit (plus penalties, interest or other charges) to such Recipient in the event such Recipient is required to repay such refund or such credit is denied or subsequently determined to be unavailable.

(e)    Indemnification by the Lenders. Each Lender shall, within 10 days after demand therefor, severally indemnify the Borrower and the Administrative Agent for (i) any Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c)(ii) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, as determined by the Administrative Agent or the Borrower in good faith, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that, in the case of the Borrower, such indemnification shall not apply to Indemnified Taxes. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to Administrative Agent under this paragraph (e). The agreements in this paragraph (e) shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other obligations hereunder.

(f)    Status of Lenders.

CHAR1\1536846v3

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

(i)    Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent (as applicable), at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding any other provision of this Section, a Lender shall not be required to deliver any form pursuant to this Section that such Lender is not legally able to deliver.

(ii)    Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person:

(A)    any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax;
(B)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)    executed originals of IRS Form W-8ECI;

(3)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance

CHAR1\1536846v3

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or

(4)    to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-2 or Exhibit D-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-4 on behalf of each such direct and indirect partner;

(C)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)    if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.

(iii)    Each Lender claiming any additional amounts payable pursuant to this Section 2.16 shall use reasonable efforts (consistent with internal policy and legal and regulatory restrictions) to file any certificate or document requested by the Borrower or to change the jurisdiction of its applicable lending office if, in the reasonable judgment of such Lender, the making of such a filing or change (A) would eliminate or reduce the amount payable pursuant to this Section 2.16 in the future and (B) would not be materially disadvantageous to such Lender or require the disclosure of information that such Lender reasonably considers to be confidential.

CHAR1\1536846v3

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

(iv)    Each Lender and the Administrative Agent agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g)    Defined Terms. For purposes of this Section, the term “applicable law” includes FATCA.
(h)    Survival. Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Solely for purposes of clause (D) of paragraph (f)(ii) of this Section, “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Section 2.17    Payments Generally; Pro Rata Treatment; Sharing of Setoffs.
(a)    The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 12:00 p.m., Pacific time), on the date when due, in immediately available funds, without any defense, setoff, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to such account as may be specified by the Administrative Agent, except that payments pursuant to Sections 2.14, 2.15, 2.16 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payment received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

(b)    If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

(c)    If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on its Loan resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loan and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall notify the Administrative Agent of such fact and shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the amount of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amounts of principal of and accrued interest on their Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

in accordance with the express terms of this Agreement (for the avoidance of doubt, as in effect from time to time), including pursuant to Sections 2.18(b) or 2.19, or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in its Loan to any Person that is an Eligible Assignee (as such term is defined from time to time) and (iii) the provisions of this paragraph shall be subject to Section 5.11(c). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d)    Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e)    If any Lender shall fail to make any payment required to be made by it hereunder to or for the account of the Administrative Agent, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations in respect of such payment until all such unsatisfied obligations have been discharged or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender pursuant to Sections 2.06(b), 2.16(e), 2.17(d) and 9.03(c), in each case in such order as shall be determined by the Administrative Agent in its discretion.

Section 2.18    Mitigation Obligations; Replacement of Lenders.
(a)    If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or to any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates if, in the reasonable judgment of such Lender, such designation or assignment and delegation (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment and delegation.

(b)    If (i) any Lender (or any Participant in respect of any Lender) requests compensation under Section 2.14, (ii) the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender (or any Participant in respect of any Lender) or any Governmental Authority for the account of any Lender (or any Participant in respect of any Lender) pursuant to Section 2.16, (iii) any Lender has become a Defaulting Lender or (iv) any Lender has failed to consent to a proposed

CHAR1\1536846v3

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

amendment, waiver, discharge or termination that under Section 9.02 requires the consent of all the Lenders (or all the affected Lenders) and with respect to which the Required Lenders shall have granted their consent, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, (A) terminate the Commitment of such Lender and prepay outstanding Loan of such Lender in full, in each case without any obligation to terminate any Commitment, or prepay any Loan, of any other Lender (other than solely pursuant to Section 2.10(b)), or (B) require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04, but with the processing and recordation fee being waived by the Administrative Agent in such instance), all its interests, rights (other than its existing rights to payments pursuant to Section 2.14 or 2.16) and obligations under this Agreement and the other Loan Documents to an Eligible Assignee that shall assume such obligations (which may be another Lender, if a Lender accepts such assignment and delegation); provided that, in the case of any such assignment and delegation under clause (B) above, (1) the Borrower shall have received the prior written consent of the Administrative Agent with respect to such Eligible Assignee, which consent shall not be unreasonably withheld, delayed or conditioned, (2) such Lender shall have received payment of an amount equal to the outstanding principal of its Loan, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee and/or the Borrower, (3) in the case of any such assignment and delegation relating to a request for compensation under Section 2.14, such assignment and delegation will result in a reduction in such compensation and (4) such assignment and delegation does not conflict with applicable law. A Lender shall not be required to make any such assignment and delegation, or to have its Commitment and Loan so terminated or repaid, if, prior thereto, as a result of a waiver or consent by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation, or to cause such termination or repayment, have ceased to apply. Each party hereto agrees that an assignment and delegation required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and that the Lender required to make such assignment and delegation need not be a party thereto.

Section 2.19    Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then, for so long as such Lender is a Defaulting Lender, the Commitment and the Loan of such Defaulting Lender shall not be included in determining whether the Required Lenders or any other requisite Lenders have taken or may take any action hereunder or under any other Loan Document (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided that any amendment, waiver or other modification requiring the consent of all Lenders or all Lenders affected thereby shall, except as otherwise provided in Section 9.02, require the consent of such Defaulting Lender in accordance with the terms hereof. In the event that the Administrative Agent and the Borrower each agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then on such date such Lender will cease to be a Defaulting Lender; provided that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender having been a Defaulting Lender.

ARTICLE III
REPRESENTATIONS AND WARRANTIES
The Borrower represents and warrants to the Lenders, on the Effective Date, that:

CHAR1\1536846v3

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Section 3.01    Organization; Powers. The Borrower and each Restricted Subsidiary is (a) duly organized, validly existing and (to the extent the concept is applicable in such jurisdiction) in good standing under the laws of the jurisdiction of its organization, (b) has all requisite corporate or other organizational power and authority required for the ownership and operation of its properties and the conduct of its business as now conducted and (c) is qualified to do business in every jurisdiction where such qualification is required, except in each case referred to in clauses (a) (other than with respect to the Borrower), (b) and (c), for failures that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
Section 3.02    Authorization; Enforceability. The execution, delivery and performance by the Borrower of the Loan Documents are within its corporate powers and have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document, when executed and delivered by the Borrower, will constitute, a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
Section 3.03    Governmental Approvals; Absence of Conflicts. The execution, delivery and performance by the Borrower of the Loan Documents (a) do not require any consent or approval of, registration or filing with or any other action by any Governmental Authority, except such as have been, or substantially contemporaneously with the borrowing hereunder will be, obtained or made and are (or will so be) in full force and effect, (b) will not violate any applicable law or order of any Governmental Authority, (c) will not violate the charter or by-laws of the Borrower, (d) will not violate or result (alone or with notice or lapse of time, or both) in a default under any indenture or other agreement or instrument binding upon the Borrower or any Restricted Subsidiary or any of their assets and (e) will not result in the creation or imposition of any Lien on any asset now owned or hereafter acquired by the Borrower or any Restricted Subsidiary, except in each case referred to in clauses (a), (b), (d) and (e), to the extent that any such failure to obtain or make or any such violation, default or payment, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
Section 3.04    Financial Condition; No Material Adverse Change.
(a)    The Borrower has heretofore furnished to the Lenders or filed with the SEC its consolidated balance sheet and consolidated statements of operations, comprehensive income, changes in equity and cash flows as of and for the fiscal year ended December 31, 2016, audited by and accompanied by the opinion of KPMG LLP, independent registered public accounting firm. Such financial statements present fairly, in all material respects, the financial position and results of operations of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP.

(b)    Except for the Disclosed Matters and except for changes in operating results arising in the ordinary course of business, there has been no material adverse change in the business, financial condition, operations or properties of the Borrower and the Restricted Subsidiaries, taken as a whole, since December 31, 2016.

Section 3.05    Properties. The Borrower and each Restricted Subsidiary has good title to, or valid leasehold or other limited property interests in, all its property, except for Liens not prohibited by Section 6.01 and except where the failure to have such title or leasehold or other interest, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

CHAR1\1536846v3

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Section 3.06    Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened in writing against or affecting the Borrower or any Restricted Subsidiary (a) except for the Disclosed Matters, that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (b) that involve any of the Loan Documents or the Transactions.
Section 3.07    Compliance with Laws. Except for the Disclosed Matters, the Borrower and each Restricted Subsidiary is in compliance with all laws, including all orders of Governmental Authorities, applicable to it or its property (including Environmental Laws), except where the failure to comply, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
Section 3.08    Investment Company Status. The Borrower is not an “investment company” as defined in the Investment Company Act of 1940.
Section 3.09    Taxes. The Borrower and each Restricted Subsidiary has filed or caused to be filed all Federal, state and local tax returns required to have been filed and has paid or caused to be paid all taxes required to have been paid by it, except (a) payment of taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Restricted Subsidiary, as applicable, has set aside on its books reserves with respect thereto to the extent required by GAAP or (b) to the extent that the failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
Section 3.10    ERISA. No ERISA Event has occurred or, to the knowledge of the Borrower, is reasonably expected to occur that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.
Section 3.11    Disclosure. None of the reports, certificates or other written information furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or furnished hereunder on or prior to the Effective Date (as modified or supplemented by all other information so furnished on or prior to the Effective Date), when taken as a whole and together with the Disclosed Matters, contains as of the Effective Date any material misstatement of fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that (a) with respect to financial projections or other forward-looking information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed by it to be reasonable at the time made and at the time made available to the Administrative Agent (it being understood that financial projections or other forward-looking information are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower, that actual results or events may differ significantly from the projected or forecasted results or events and such differences may be material) and (b) no representation is made herein with respect to information of a general economic or industry specific nature.
Section 3.12    Federal Reserve Regulations. No part of the proceeds of the Loans will be used by the Borrower or its Subsidiaries for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors), or extending credit for the purpose of purchasing or carrying margin stock, in each case, in a manner that entails a violation (including on the part of any Lender) of any of the regulations of the Board of Governors, including Regulations U and X.
Section 3.13    Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains policies and procedures designed to reasonably ensure compliance by the Borrower and the

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Restricted Subsidiaries and their respective directors, officers, employees and agents (in each case acting in their capacities as such) with applicable Anti-Corruption Laws and Sanctions, and the Borrower and its Restricted Subsidiaries and, to the knowledge of the Borrower, their respective officers, directors and employees are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of the Borrower or any Restricted Subsidiary or, to the knowledge of the Borrower, any of their respective directors, officers or employees is a Sanctioned Person. The Borrower will not request any Borrowing, and the Borrower will not use, and will not permit its Subsidiaries and its or their respective directors, officers, employees and agents to use, the proceeds of any Borrowing (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, business or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in Canada, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

ARTICLE IV
CONDITIONS
The obligations of the Lenders to make Loans hereunder shall not become effective until the date on which each of the following conditions shall be satisfied (or waived in accordance with Section 9.02):
(a)    The Administrative Agent shall have received (i) from each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) evidence satisfactory to the Administrative Agent (which may include a facsimile transmission or electronic transmission of a “pdf” or similar copy of a signature by such party of a counterpart hereof) that such party has signed a counterpart of this Agreement and (ii) an executed copy of the Claim Agreement.

(b)    The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of each of (i) Cravath, Swaine & Moore LLP, special New York counsel to the Borrower, and (ii) Jose Quintana, Senior Counsel, as counsel for the Borrower, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(c)    The Administrative Agent shall have received such customary documents and certificates in connection with the effectiveness of this Agreement as the Administrative Agent may reasonably request relating to the organization, existence and good standing of the Borrower and the authorization of the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent.

(d)    The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Responsible Officer of the Borrower, confirming satisfaction of the conditions set forth in paragraphs (h) and (i) of this Article IV.

(e)    The Arrangers and the Administrative Agent shall have received all fees and expenses due and payable on or prior to the Effective Date, and in the case of expenses, to the extent invoiced in reasonable detail at least two Business Days prior to the Effective Date.

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

(f)    Substantially concurrently with the funding of Loans hereunder, all principal, accrued and unpaid interest, fees and other amounts due or outstanding under the Existing Credit Agreement shall have been or shall be paid in full and the commitments thereunder shall have been or shall be terminated, and the Administrative Agent shall have received a customary payoff letter in evidence thereof.
(g)    The Lenders shall have received, at least three Business Days prior to the Effective Date (or such later date as the Administrative Agent shall reasonably agree), all documentation and other information about the Borrower required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, in each case, that has been requested by the Administrative Agent in writing at least 10 Business Days prior to the Effective Date.

(h)    The representations and warranties of the Borrower set forth in Article III shall be true and correct in all material respects, in each case on and as of the Effective Date, immediately after giving effect to the Borrowing occurring on such date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects on and as of such prior date.

(i)    On the Effective Date, immediately after giving effect to the Borrowing occurring on such date, no Default shall have occurred and be continuing or would result therefrom.

(j)    The Administrative Agent shall have received evidence that (i) the Borrower has purchased, or agreed to purchase, the Farm Credit Equities consistent with Section 5.11 (it being acknowledged and agreed that such condition shall be satisfied upon the execution and delivery by the Borrower on the Effective Date of the updated Northwest Farm Credit Services Membership Agreement in the form provided by the Administrative Agent to the Borrower) and (ii) the Borrower has entered into a standard agreement agreeing to waive and release certain rights typically accorded borrowers of Farm Credit Lenders (it being acknowledged and agreed that such condition shall be satisfied upon the execution and delivery by the Borrower on the Effective Date of the letter agreement regarding “Waiver and Release of Borrower Rights Under the Farm Credit Act of 1971” in the form provided by the Administrative Agent to the Borrower).

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

ARTICLE V
AFFIRMATIVE COVENANTS
Until the Commitments shall have expired or been terminated, the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Borrower covenants and agrees with the Lenders that:
Section 5.01    Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent, on behalf of each Lender:

CHAR1\1536846v3

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

(a)    within 95 days after the end of each fiscal year of the Borrower, its consolidated balance sheet and related consolidated statements of operations, comprehensive income, changes in equity and cash flows as of the end of or for such fiscal year, together with the notes thereto, setting forth in each case in comparative form the figures for the previous fiscal year, all audited by and accompanied by the opinion of KPMG LLP or another independent registered public accounting firm of recognized national standing (which shall not be qualified in any material respect, it being understood and agreed that any qualification solely with respect to management’s assessment of the internal controls over financial reporting of an acquired business shall not in any event be considered material) to the effect that such consolidated financial statements present fairly in all material respects the financial position and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis as of the end of or for such fiscal year in accordance with GAAP consistently applied, except as noted therein;

(b)    within 50 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related consolidated statements of operations, comprehensive income and cash flows as of the end of or for such fiscal quarter (other than in the case of the consolidated statement of cash flows) and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer of the Borrower as presenting fairly in all material respects the financial position and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP as of the end of or for such period, except as therein noted, subject to year-end audit adjustments and the absence of footnotes (which certification requirement shall be deemed satisfied by the execution by a Financial Officer of the Borrower of the certification required to be filed with the SEC pursuant to Item 601 of Regulation S‑K);

(c)    no later than two Business Days after the required time of delivery of financial statements under clause (a) or (b) above, a certificate (substantially in the form of Exhibit E hereto) of a Financial Officer of the Borrower (i) certifying that, to the knowledge of such Financial Officer, no Default or Event of Default has occurred or, if a Default or an Event of Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto, (ii) setting forth computations in reasonable detail demonstrating compliance with the covenants contained in Sections 6.04 and 6.05 and (iii) including a reconciliation setting forth adjustments made to such financial statements to make the computations set forth in clause (ii) above; and

(d)    promptly after any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower and the Restricted Subsidiaries as the Administrative Agent (or any Lender through the Administrative Agent) may reasonably request (other than information (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure is prohibited by applicable law or by any contractual obligation or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product).

Information required to be delivered pursuant to clauses (a), (b) and (d) of this Section shall be deemed to have been delivered if such information, or one or more reports containing such information, shall have been posted by the Administrative Agent on the Platform or shall be available on the website of the SEC at sec.gov or on the website of the Borrower at weyerhaeuser.com. Information required to be delivered pursuant to this Section may also be delivered by electronic communication of a “pdf” or similar copy.

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Section 5.02    Notices of Default. Upon a Responsible Officer of the Borrower obtaining knowledge of the occurrence of any Default or Event of Default, the Borrower will furnish to the Administrative Agent prompt written notice thereof, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto.
Section 5.03    Existence; Conduct of Business. The Borrower and each Restricted Subsidiary will do or cause to be done all things necessary to preserve, renew and keep in full force and effect (a) its legal existence and (b) the rights, licenses, permits, privileges, franchises, authorizations and United States registered patents, copyrights and trademarks necessary or desirable in the conduct of its business; provided that the foregoing shall not (i) apply (other than in the case of clause (a) with respect to the Borrower) to the extent the failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (ii) prohibit any transaction permitted under Section 6.03 or (iii) prohibit the liquidation or dissolution of any Restricted Subsidiary to the extent the assets of such Restricted Subsidiary are transferred to the Borrower or another Restricted Subsidiary or are disposed of in a transaction permitted by this Agreement.
Section 5.04    Payment of Taxes. The Borrower and each Restricted Subsidiary will pay its tax liabilities before the same shall become delinquent or in default, except where (a) (i) the validity or amount thereof is being contested in good faith by appropriate proceedings and (ii) the Borrower or such Restricted Subsidiary has set aside on its books reserves with respect thereto to the extent required by GAAP or (b) the failure to make payment would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
Section 5.05    Maintenance of Properties. The Borrower and each Restricted Subsidiary will keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
Section 5.06    Insurance. The Borrower and each Restricted Subsidiary will maintain, with financially sound and reputable (as determined by the Borrower in good faith) third-party insurers, insurance in such amounts (giving effect to any self-insurance), to such an extent and against such risks as is customary for companies in the same or similar business (as determined by the Borrower in good faith), it being understood and agreed that it is not customary for such companies to insure timberlands against any damage or casualty.
Section 5.07    Books and Records; Inspection Rights. The Borrower and each Restricted Subsidiary will keep proper books of record and account in which full, true and correct entries in accordance with GAAP in all material respects are made in respect of all financial transactions and matters involving the assets and business of the Borrower or such Restricted Subsidiary, as the case may be (it being understood and agreed that any foreign Restricted Subsidiaries may maintain books and records in a manner permitting financial statements to be prepared in conformity with generally accepted accounting principles that are applicable in their respective jurisdictions of organization). The Borrower and each Restricted Subsidiary will permit the Administrative Agent, on behalf of the Lenders, at the expense of the Administrative Agent or the Lenders unless an Event of Default has occurred and is continuing, (a) to visit and inspect its financial records and properties and to make extracts from such financial records and (b) to discuss its business affairs and financial condition with its officers and independent accountants (so long as a representative of the Borrower is present, or the Borrower has consented to the absence of such a representative), all at such reasonable times during normal business hours and upon reasonable advance notice to the Borrower; provided that (i) unless an Event of Default has occurred and is continuing, the Administrative Agent may not exercise such rights more often than

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

once during any calendar year and (ii) neither the Borrower nor any Restricted Subsidiary shall be required to provide any information (A) that constitutes non-financial trade secrets or non-financial proprietary information, (B) in respect of which disclosure is prohibited by applicable law or by any contractual obligation or (C) that is subject to attorney client or similar privilege or constitutes attorney work product.
Section 5.08    Compliance with Laws. The Borrower and each Restricted Subsidiary will comply with all laws, including all orders of any Governmental Authority, applicable to it or its property (including Environmental Laws), except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. The Borrower will implement and maintain policies and procedures designed to reasonably ensure compliance by the Borrower and the Restricted Subsidiaries and their respective directors, officers, employees and agents (in each case acting in their capacities as such) with applicable Anti-Corruption Laws and Sanctions.
Section 5.09    Use of Credit. The proceeds of the Loans will be used solely to refinance or otherwise repay or prepay, in part, Indebtedness outstanding under the Existing Credit Agreement and to pay fees and expenses in connection therewith. The Borrower will not request any Borrowing, and the Borrower will not use, and will not permit its Subsidiaries and its or their respective directors, officers, employees and agents to use, the proceeds of any Borrowing (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, business or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
Section 5.10    Claim Agreement. The Borrower will perform, observe and comply with each of its covenants and agreements in the Claim Agreement, and do or cause to be done all things necessary to keep the Claim Agreement in full force and effect.
Section 5.11    Farm Credit Equities.
(a)    So long as a Farm Credit Lender is a Lender hereunder, the Borrower will acquire Equity Interests in such Farm Credit Lender (or its designated Affiliate) in such amounts and at such times as such Farm Credit Lender may require in accordance with such Farm Credit Lender’s (or such Affiliate’s) bylaws, patronage resolutions and/or capital plan or similar documents (as each may be amended from time to time); provided, however, that, notwithstanding anything to the contrary contained herein, the maximum amount of equity that the Borrower may be required to acquire in such Farm Credit Lender (or its designated Affiliate) shall not exceed the maximum amount required by the applicable bylaws, patronage resolutions, capital plan and related documents, in each case, (x) as in effect (and in the form provided to the Borrower) on the Effective Date or (y) in the case of a Farm Credit Lender that becomes a Lender as a result of an assignment pursuant to Section 9.04, as in effect (and in the form provided to the Borrower) at the time of the closing of the related assignment (the Equity Interests so required to be acquired by the Borrower being referred to as the “Farm Credit Equities”). As of the Effective Date, each Farm Credit Lender party hereto confirms delivery to the Borrower, and the Borrower acknowledges receipt, of documents from such Farm Credit Lender that describe the nature of the Farm Credit Equities in such Farm Credit Lender (or its designated Affiliate) required to be acquired by the Borrower in connection with such Farm Credit Lender’s Loan, as well as applicable capitalization requirements. Each Farm Credit Lender party hereto as of the Effective Date acknowledges and agrees that the amount of Farm Credit Equities in such Farm Credit Lender

CHAR1\1536846v3

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

(or its designated Affiliate) acquired by the Borrower on or prior to the Effective Date satisfies the requirements of this Section 5.11 with respect to such Farm Credit Lender (or its designated Affiliate).

(b)    The Borrower and each Farm Credit Lender acknowledge that such Farm Credit Lender’s (or its designated Affiliate’s) bylaws, patronage resolutions, capital plan and similar documents (as each may be amended from time to time) shall govern (i) the rights and obligations of the Borrower and such Farm Credit Lender (or its designated Affiliate) with respect to the applicable Farm Credit Equities and any patronage refunds or other distributions made on account thereof or on account of the Borrower’s patronage with such Farm Credit Lender, and (ii) the Borrower’s eligibility for patronage distributions from such Farm Credit Lender (or its designated Affiliate), whether in the form of Farm Credit Equities and/or cash. Patronage distributions, if any, in the event of a sale of a participation interest pursuant to Section 9.04 shall be governed by the respective bylaws, patronage resolutions and/or capital plan of the applicable seller and purchaser of such participation interest.

(c)    Each party hereto acknowledges that each Farm Credit Lender has a statutory first lien pursuant to the Farm Credit Act of 1971 (as amended from time to time) on all Farm Credit Equities in such Farm Credit Lender (or its designated Affiliate) that the Borrower may now own or hereafter acquire, which statutory lien shall be for such Farm Credit Lender’s sole and exclusive benefit. The Farm Credit Equities in any Farm Credit Lender (or its designated Affiliate) shall not constitute security for the obligations arising under the Loan Documents due to any other Lender. To the extent that any of the Loan Documents create a Lien on the Farm Credit Equities in any Farm Credit Lender (or its designated Affiliate) or on patronage accrued by such Farm Credit Lender for the account of the Borrower (including, in each case, proceeds thereof), such Lien shall be for such Farm Credit Lender’s sole and exclusive benefit and shall not be subject to pro rata sharing hereunder. Neither the Farm Credit Equities nor any accrued patronage shall be offset against the obligations arising under the Loan Documents except that, if an Event of Default shall have occurred and is continuing, a Farm Credit Lender may elect, solely at its discretion, to set off and apply the cash portion of any patronage distribution or retirement of Farm Credit Equities against any obligation of the Borrower owed to such Lender under this Agreement, whether or not such obligation is then due and payable. The Borrower acknowledges that any corresponding tax liability associated with such application is the sole responsibility of the Borrower. No Farm Credit Lender shall have an obligation to retire the Farm Credit Equities in such Farm Credit Lender (or its designated Affiliate) upon any Default or Event of Default, or at any other time, either for application to the obligations arising under the Loan Documents or otherwise.

ARTICLE VI
NEGATIVE COVENANTS
Until the Commitments shall have expired or been terminated, the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Borrower covenants and agrees with the Lenders that:
Section 6.01    Secured Indebtedness.
(a)    The Borrower will not, and will not permit any Restricted Subsidiary to, issue, assume or guarantee any indebtedness for money borrowed (hereinafter in this Section 6.01 referred to as “debt”) if such debt is secured by a deed of trust, mortgage, pledge, security interest or other lien or encumbrance (any deed of trust, mortgage, pledge, security interest or other lien or encumbrance

CHAR1\1536846v3

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

being hereinafter in this Section 6.01(a) referred to as a “mortgage”) upon or with respect to any timber or timberlands of the Borrower or such Restricted Subsidiary located in the States of Washington, Oregon, Arkansas, Oklahoma, Mississippi, North Carolina, Georgia or Louisiana, or upon or with respect to any principal manufacturing plant (as defined in Section 6.01(c)) of the Borrower or such Restricted Subsidiary located anywhere in the United States of America, in either case now owned or hereafter acquired, without in any such case effectively providing, concurrently with the issuance, assumption or guarantee of any such debt, that the Loans (together with, if the Borrower shall so determine, any other Indebtedness of or guarantee by the Borrower or such Restricted Subsidiary ranking equally with the Loans and then existing or thereafter created) shall be secured equally and ratably with (or prior to) such debt for so long as such debt is so secured; provided, however, that the foregoing restrictions shall not be applicable to:

(i)    mortgages upon or with respect to any property of the Borrower or any Restricted Subsidiary securing debt to the Borrower or a Restricted Subsidiary;

(ii)    mortgages upon or with respect to any property acquired, constructed or improved by the Borrower or any Restricted Subsidiary which are created, incurred or assumed contemporaneously with, or within 180 days after, such acquisition or the completion of such construction or improvement, to secure or provide for the payment of any part of the purchase price of such property or the cost of such construction or improvement, or mortgages upon or with respect to any property existing at the time of acquisition thereof by the Borrower or any Restricted Subsidiary; provided that in the case of any such construction or improvement the mortgage shall not apply to any property theretofore owned by the Borrower or any Restricted Subsidiary other than any property on which the property so constructed is located (including any related rights) or to which the improvement relates;

(iii)    any mortgage existing on any timber or timberlands of any Person or upon or with respect to any principal manufacturing plant of any Person at the time of acquisition by the Borrower or any Restricted Subsidiary of such Person; and

(iv)    any extension, renewal or replacement of any mortgage referred to in clause (ii) or (iii) above; provided that the principal amount of debt secured thereby shall not exceed the principal amount of debt so secured at the time of such extension, renewal or replacement and any fees, discount, premium and expenses relating to such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or part of the property subject, or that upon the acquisition thereof would have become subject, to the mortgage so extended, renewed or replaced.

(b)    Notwithstanding the provisions of paragraph (a) of this Section 6.01, the Borrower or any Restricted Subsidiary may issue, assume or guarantee secured debt that would otherwise be subject to the foregoing restrictions in an aggregate principal amount that, together with the aggregate principal amount of all other such debt of the Borrower and the Restricted Subsidiaries outstanding at such time (for the avoidance of doubt, other than any debt secured in reliance on paragraph (a) of this Section 6.01) and all Attributable Debt in respect of Sale and Lease-Back Transactions existing at such time (other than Sale and Lease-Back Transactions permitted because the Borrower would be entitled to incur debt secured by a mortgage on the property to be leased without equally and ratably securing the Loans pursuant to paragraph (a) of this Section 6.01, and other than Sale and Lease-Back Transactions the proceeds of which have been applied in accordance with Section 6.02(b)), does not at the time exceed 5% of Shareholders’ Interest in the Borrower and the Restricted

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Subsidiaries as of the last day of the then most recently ended Test Period (or, prior to the end of the first Test Period, December 31, 2016).

(c)    For purposes of this Section 6.01, (i) the term “principal manufacturing plant” shall not include any manufacturing plant that, in the reasonable opinion of the Board of Directors of the Borrower, is not a principal manufacturing plant of the Borrower and the Restricted Subsidiaries; and (ii) the following types of transactions shall not be deemed to create debt secured by a mortgage: (A) the sale, mortgage or other transfer of timber in connection with an arrangement under which the Borrower or any Restricted Subsidiary is obligated to cut such timber or a portion thereof in order to provide the transferee with a specified amount of money, however determined; and (B) the mortgage of any property of the Borrower or any Restricted Subsidiary in favor of any Governmental Authority to secure (i) partial, progress, advance or other payments to the Borrower or any Restricted Subsidiary pursuant to the provisions of any contract or statute and (ii) Indebtedness consisting of industrial development, pollution control or other revenue bonds or similar instruments issued or guaranteed by any Governmental Authority.

Section 6.02    Sale and Lease-Back Transactions. The Borrower will not, and will not permit any Restricted Subsidiary to, enter into any Sale and Lease-Back Transaction unless (a) the Borrower or such Restricted Subsidiary would be entitled under Section 6.01 to incur debt (as defined in Section 6.01) secured by a mortgage on the property to be leased without equally and ratably securing the Loans or (b) the Borrower applies an amount equal to the fair value (as determined by the Board of Directors of the Borrower) of the property so leased to the retirement, within 90 days of the effective date of any such Sale and Lease-Back Transaction, of debt incurred or assumed by the Borrower or a Restricted Subsidiary which by its terms matures at, or is extendible or renewable at the option of the obligor to, a date more than 12 months after the date of the creation of such debt.
Section 6.03    Merger, Consolidation and Other Fundamental Changes. The Borrower will not merge or consolidate with or into any other Person, or sell, transfer or otherwise dispose of all or substantially all of its consolidated properties or assets to any Person in a single transaction or in a series of related transactions, unless: (a) in the case of a merger or consolidation, the Borrower is the surviving or resulting Person or (b) (i) in the case of a merger or consolidation, the surviving or resulting Person is or (ii) in the case of any such sale, transfer or other disposition, the transferee Person is, in either case, organized in the United States of America or any State thereof and shall expressly assume, pursuant to customary documentation reasonably satisfactory to the Administrative Agent, the obligations of the Borrower under this Agreement and the other Loan Documents (whereupon such Person shall succeed to, and be substituted for, and may exercise every right and power of the Borrower under this Agreement and the other Loan Documents with the same effect as if such Person had been named as the Borrower herein and, in the case of any such sale, transfer or other disposition, the Borrower shall be relieved of all obligations and covenants under this Agreement and the other Loan Documents).
Section 6.04    Funded Debt Ratio. The Borrower will not permit Total Funded Indebtedness as of the last day of any Test Period to exceed 65% of the sum of Total Adjusted Shareholders’ Equity and Total Funded Indebtedness, in each case, as of the last day of such Test Period.
Section 6.05    Total Adjuste Shareholders' Equity. The Borrower will not permit Total Adjusted Shareholders’ Equity as of the last day of any Test Period to be less than $3,000,000,000.
Section 6.06    Change in Business. The Borrower will not engage, and will not permit any Restricted Subsidiary to engage, to any material extent in any businesses other than the businesses

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

conducted by the Borrower and the Restricted Subsidiaries as of the date hereof, except for businesses that are ancillary thereto, or reasonable extensions, developments and modifications thereof or are otherwise reasonably related thereto.

ARTICLE VII
EVENTS OF DEFAULT
If any of the following events (“Events of Default”) shall occur:
(a)    the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b)    the Borrower shall fail to pay (i) any interest on any Loan or (ii) any fee or any other amount (other than an amount referred to in clause (a) of this Article), in each case payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of (A) in the case of clause (i), five Business Days and (B) in the case of clause (ii), five Business Days after notice thereof from the Administrative Agent to the Borrower;

(c)    any representation or warranty made or deemed made by the Borrower in any Loan Document or in any document required to be delivered pursuant to any Loan Document, or in any certificate delivered on behalf of the Borrower pursuant to a Loan Document, shall prove to have been false or misleading in any material respect when made or deemed made;

(d)    the Borrower shall fail to observe or perform any covenant or agreement contained in Section 5.02, 5.03(a) (with respect to the legal existence of the Borrower) or 5.09 or in Article VI;

(e)    the Borrower shall fail to observe or perform any covenant or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after written notice thereof from the Administrative Agent to the Borrower;

(f)    the Borrower or any Restricted Subsidiary shall fail to make any payment (whether of principal, interest, termination payment or other payment obligation and regardless of amount) in respect of any Material Indebtedness when and as the same shall become due and payable, and such failure shall continue after the applicable grace period, if any, has expired;

(g)    any default occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity, or that continues after the applicable grace period, if any, specified in the agreement or instrument related to such Material Indebtedness and permits the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf, with or without the giving of notice, to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to any secured Indebtedness

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

that becomes due as a result of the voluntary sale or transfer or other disposition of or damage to the assets securing such Indebtedness;

(h)    an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Material Restricted Subsidiary or its debts, or of a substantial part of its assets, under any Federal or state bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Material Restricted Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i)    the Borrower or any Material Restricted Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation (other than any liquidation of a Restricted Subsidiary permitted by Section 5.03), reorganization or other relief under any Federal or state bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Material Restricted Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding or (v) make a general assignment for the benefit of creditors, or the board of directors (or similar governing body) of the Borrower or any Material Restricted Subsidiary (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to above in this clause (i) or clause (h) of this Article;

(j)    the Borrower or any Material Restricted Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(k)    one or more final judgments requiring the payment of money in an aggregate amount in excess of $200,000,000 (other than any such judgment covered by insurance to the extent the insuror has been notified thereof in writing and has not denied liability therefor), shall be rendered against the Borrower, any Restricted Subsidiary or any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Restricted Subsidiary to enforce any such judgment;

(l)    one or more ERISA Events shall have occurred that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect;

(m)    a Change in Control shall occur; or

(n)    the Claim Agreement shall cease, for any reason, to be in full force and effect, or the Borrower shall contest the validity or enforceability thereof;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, or at the request of the Required Lenders shall, by notice to the Borrower, take any or all of the following

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

actions, at the same or different times:  (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other monetary obligations of the Borrower hereunder, shall become due and payable immediately, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in the case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate, the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other monetary obligations of the Borrower hereunder, shall immediately and automatically become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

ARTICLE VIII
THE ADMINISTRATIVE AGENT
Each of the Lenders hereby irrevocably appoints the entity named as the Administrative Agent in the heading of this Agreement and its successors to serve in such capacity under the Loan Documents, and authorizes the Administrative Agent to execute, deliver and administer the Loan Documents and to take such actions and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.
The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent (and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent in its individual capacity), and such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate thereof or any other Person that may do business with or own Equity Interests in the Borrower as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.
The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as agent of the Lenders and shall not assume, or be deemed to have assumed, any relationship of agency or trust with or for the Borrower. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties), (b) the Administrative Agent shall not have any duty to take any discretionary action or to exercise any discretionary power, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent exercise (including in connection with any transaction contemplated by Section 6.03) or that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents), provided that the Administrative Agent shall

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

not be required to take any action that, in its opinion, could be contrary to any Loan Document or applicable law or may expose it to liability, and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and the Administrative Agent shall not be liable for the failure to disclose, any information relating to the Borrower, or any Subsidiary or Affiliate of the Borrower, that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents), which consent or request, as applicable, shall be binding upon all Lenders, or in the absence of its own gross negligence, bad faith or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and nonappealable judgment). The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof (stating that it is a “notice of default” and stating the nature of the Default) is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (iv) the due execution, legality, sufficiency, validity, enforceability, effectiveness, genuineness or value of any Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent.
The Administrative Agent shall be entitled to rely, and shall not incur any liability for relying, upon any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or authenticator thereof). The Administrative Agent also shall be entitled to rely, and shall not incur any liability for relying, upon any statement made to it orally or by telephone and believed by it to be made by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or authenticator thereof), and may act upon any such statement prior to receipt of written confirmation thereof. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
The Administrative Agent may perform any of and all its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of and all their duties and exercise their rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facility provided for herein as well as activities as the Administrative Agent. No Agent shall be

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence, bad faith or willful misconduct.
Subject to this paragraph and Section 9.18, the Administrative Agent may resign from its capacity as such. In connection with such resignation, the Administrative Agent shall give notice of its intent to resign to the Borrower and the Lenders. Upon receipt of any such notice of resignation by the Administrative Agent, the Required Lenders shall have the right, subject to Section 9.18 and the consent of the Borrower (other than during the existence of an Event of Default under clause (a), (b), (h) or (i) of Article VII), which consent of the Borrower shall not be unreasonably withheld, delayed or conditioned, to appoint a successor, which shall be a Farm Credit Lender or a bank (or an Affiliate of a Farm Credit Lender or a bank). If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor, subject to Section 9.18 and the consent of the Borrower (other than during the existence of an Event of Default under clause (a), (b), (h) or (i) of Article VII), which consent of the Borrower shall not be unreasonably withheld, delayed or conditioned. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed by the Borrower and such successor. Notwithstanding the foregoing, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the other Agents, the Lenders and the Borrower, whereupon, on the date of effectiveness of such resignation stated in such notice, (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents, without any other further act or deed on the part of such retiring Administrative Agent or any other Person, and (b) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (i) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (ii) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall also directly be given or made to each Lender. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub‑agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.
Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, any Arranger or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Each Lender, by delivering its signature page to this Agreement and funding its Loans on the Effective Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date.
Notwithstanding anything herein to the contrary, neither any Arranger nor any Person named on the cover page of this Agreement as a Syndication Agent or a Documentation Agent shall have any duties, responsibilities or obligations under this Agreement or any other Loan Document (except in its capacity, as applicable, as the Administrative Agent or a Lender), but all such Persons shall have the benefit of the indemnities provided for hereunder.
The provisions of this Article (other than provisions of this Article providing the Borrower with a consent right, all of which shall also be for the benefit of the Borrower) are solely for the benefit of the Administrative Agent and the Lenders, and the Borrower shall not have any rights as a third party beneficiary of any such provisions.

ARTICLE IX
MISCELLANEOUS
Section 9.01    Notices.
(a)    Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) of this Section), all notices and other communications provided for herein shall be in writing and, subject to the requirements of clause (i) below, shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by email or fax, as follows:

(i)    if to the Borrower, by email to cashmanu@weyerhaeuser.com, with a copy, in the case of any notice of Default or otherwise in respect of Article VII, to jose.quintana@weyerhaeuser.com and laura.smith@weyerhaeuser.com, in each case, with each such email notice of Default or otherwise in respect of Article VII to be promptly followed by delivery of a copy thereof by overnight courier service to 220 Occidental Avenue South, Seattle, Washington 98104, Attention: Treasury;

(ii)    if to Northwest Farm Credit Services, PCA, as the Administrative Agent, to Loan Accounting, 2001 S. Flint Road, Spokane, WA 99224, Telephone: 1-800-216-4535, Facsimile: 509-340-5508; Email: nwfcsloanaccounting@northwestfcs.com; with a copy to Brandi Phipps, Financial Specialist, 2001 S. Flint Road, Spokane, WA 99224; Telephone: 509-340-5440; Facsimile: 509-340-5503; Email: NWFCSAllCapitalMarkets@northwestfcs.com); and

(iii)    if to any other Lender, to it at its address (or email, fax number or telephone number) set forth in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by fax shall be deemed to have been

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient); and notices delivered through electronic communications to the extent provided in paragraph (b) of this Section shall be effective as provided in such paragraph.
(b)    Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including email and Internet and intranet websites); provided that the foregoing shall not apply to notices under Article II to any Lender if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. Any notices or other communications to the Administrative Agent or the Borrower may be delivered or furnished by electronic communications pursuant to procedures approved by the recipient thereof prior thereto; provided that approval of such procedures may be limited or rescinded by any such Person by notice to each other such Person.

(c)    Any party hereto may change its address or email, fax number or telephone number for notices and other communications hereunder by notice to the other parties hereto.

(d)    The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any Communication by posting such Communication on Debt Domain, Intralinks, Syndtrak or a similar electronic transmission system (the “Platform”). The Platform is provided “as is” and “as available”. Neither the Administrative Agent nor any of its Related Parties warrants, or shall be deemed to warrant, the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made, or shall be deemed to be made, by the Administrative Agent or any of its Related Parties in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties have any liability to the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of the Communications through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses result from the gross negligence, bad faith or willful misconduct of the Administrative Agent or any of its Related Parties (as determined by a court of competent jurisdiction in a final and nonappealable judgment); provided, however, that in no event shall the Administrative Agent or any of its Related Parties have any liability to the Borrower, any Lender or any other Person for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with or as a result of the foregoing.

Section 9.02    Waivers; Amendments.
(a)    No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, the execution and delivery of this Agreement or the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.
(b)    None of this Agreement, any other Loan Document or any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Administrative Agent and the Borrower with the consent of the Required Lenders; provided that no such agreement shall:

(i)    increase the Commitment of any Lender without the written consent of such Lender (it being understood that a waiver, amendment or modification of any condition precedent set forth in Article IV or of any covenant or Default shall not constitute an increase of any Commitment of any Lender);

(ii)    reduce the principal amount of any Loan or reduce the rate of interest thereon or reduce any fees payable hereunder, without the written consent of each Lender directly and adversely affected thereby; provided that (A) only the consent of the Required Lenders shall be necessary to waive any obligation of the Borrower to pay interest at the default rate or to change the amount of the default rate specified in Section 2.12(d) and (B) it is understood and agreed that any reduction in LIBOR pursuant to Section 2.14(g) shall not be subject to this clause (ii);

(iii)    postpone the scheduled final maturity date of any Loan, or any date for the payment of any interest payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled final expiration date of any Commitment, in each case, without the written consent of each Lender directly and adversely affected thereby (it being understood that a waiver, amendment or modification of any covenant or Default shall not constitute a postponement, waiver or excuse of any payment of principal, interest, fees or other amounts); provided that only the consent of the Required Lenders shall be necessary to waive any obligation of the Borrower to pay interest at the default rate or to change the amount of the default rate specified in Section 2.12(d);

(iv)    change Section 2.17(b) or 2.17(c) in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender; or

(v)    change any of the provisions of this Section 9.02(b), the percentage set forth in the definition of the term “Required Lenders” or any other provision of this Agreement specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent thereunder, without the written consent of each Lender;

provided further that no such agreement shall amend, modify, extend or otherwise affect the rights or obligations of the Administrative Agent without the prior written consent of the Administrative Agent.
(c)    Notwithstanding any other provision of this Section to the contrary:

(i)    [reserved];

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

(ii)    any provision of this Agreement or any other Loan Document may be amended (without the consent of any Lender) by an agreement in writing entered into by the Borrower and the Administrative Agent to cure any obvious error or any ambiguity, omission, defect or inconsistency;
(iii)    any provision of this Agreement or any other Loan Document may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (A) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share in the benefits of this Agreement and the other Loan Documents with the Loans and the accrued interest and fees in respect thereof and (B) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders, provided that no Lender shall be obligated to commit to or hold any part of such credit facilities; and

(iv)    notwithstanding anything in paragraph (b) of this Section to the contrary, no consent with respect to any amendment, waiver or other modification of this Agreement or any other Loan Document shall be required of (A) any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (i), (ii) or (iii) of paragraph (b) of this Section and then only in the event such Defaulting Lender shall be affected by such amendment, waiver or other modification, or (B) in the case of any amendment, waiver or other modification referred to in the first proviso of paragraph (b) of this Section, any Lender that receives payment in full of the principal of and interest accrued on each Loan made by, and all other amounts owing to, such Lender or accrued for the account of such Lender under this Agreement at the time such amendment, waiver or other modification becomes effective and whose Commitment, if not previously terminated, terminates by the terms and upon the effectiveness of such amendment, waiver or other modification.

(d)    The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, waivers or other modifications on behalf of such Lender. Any amendment, waiver or other modification effected in accordance with this Section shall be binding upon each Person that is at the time thereof a Lender and each Person that subsequently becomes a Lender.

(e)    With respect to any matter requiring the approval of one or more Lenders (including Required Lenders), Voting Participants shall have the voting rights specified in Section 9.04(c)(iii) as to such matter.

Section 9.03    Expenses; Indemnity; Damage Waiver.
(a)    Except as provided in Section 5.07, the Borrower shall pay (i) all reasonable and documented out-of-pocket expenses (including due diligence expenses, syndication expenses and travel expenses) incurred by the Administrative Agent, each Arranger and their respective Affiliates, including the reasonable fees, charges and disbursements of counsel for any of the foregoing (which shall be limited to a single firm of primary counsel and, if reasonably determined by the Administrative Agent to be reasonably necessary, a single firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions)), in connection with the structuring, arrangement and syndication of the credit facility provided for herein, as well as the preparation, execution, delivery and administration of this Agreement, the other Loan Documents

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

and any related documentation or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) [reserved] and (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, any Arranger or any Lender, including the reasonable fees, charges and disbursements of counsel for any of the foregoing (which shall be limited to a single firm of primary counsel and, if reasonably determined by the Administrative Agent to be reasonably necessary, a single firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions), and, in the case of an actual or perceived conflict of interest, a single additional firm of counsel (or local counsel) for each group of affected parties that is similarly situated), in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of‑pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b)    The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Arranger and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”), against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee (which shall be limited to a single firm of counsel for all Indemnitees, taken as a whole, and, if reasonably determined by the Administrative Agent to be reasonably necessary, a single firm of counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for all Indemnitees taken as a whole, and, in the case of an actual or perceived conflict of interest, where the Indemnitee affected by such conflict informs the Borrower of such conflict, a single additional firm of counsel (or local counsel) for each group of affected Indemnitees that are similarly situated), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the structuring, arrangement and the syndication of the credit facility provided for herein, the preparation, execution, delivery and administration of this Agreement, the other Loan Documents or any other agreement or instrument contemplated hereby or thereby, the performance by the parties to this Agreement or the other Loan Documents of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by the Borrower or any Subsidiary, or any other Environmental Liability related in any way to the Borrower or any Subsidiary, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and whether initiated against or by any party to this Agreement or any other Loan Document, any Affiliate of any of the foregoing or any third party (and regardless of whether any Indemnitee is a party thereto); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities and related expenses resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any of its Related Parties (as determined by a court of competent jurisdiction in a final and nonappealable judgment), (y) a material breach of the obligations of such Indemnitee or any of its Related Parties under the Loan Documents (as determined by a court of competent jurisdiction in a final and nonappealable judgment) or (z) disputes solely between and among such Indemnitees to the extent such disputes do not arise from any act or omission of the Borrower, any of its Subsidiaries or any of their respective Affiliates (other than with respect to a claim against an Indemnitee acting in its capacity as the Administrative Agent, an Arranger or any other titled role under the Loan Documents unless such claim arose from the gross negligence, bad faith or willful misconduct of such Indemnitee or any of its Related Parties or a material breach of the obligations of such Indemnitee or any of its

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Related Parties under the Loan Documents (in each case, as determined by a court of competent jurisdiction in a final and nonappealable judgment)). If any Indemnitee shall have received any payment from the Borrower under this paragraph, such Indemnitee shall (and, in the case of any such Indemnitee that is not a party hereto, the Indemnitees that are party hereto and that are Related Parties thereof shall cause such Indemnitee to) refund all amounts received by it under this paragraph in excess of those to which it shall have been entitled under the terms of this paragraph. This paragraph shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim.

(c)    To the extent that the Borrower fails to indefeasibly pay any amount required to be paid by it under paragraph (a) or (b) of this Section to the Administrative Agent (or any sub-agent thereof) or any of its Related Parties (and without limiting their obligation to do so), each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or such sub-agent) in its capacity as such, or against any Related Party acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. For purposes of this Section, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the total Commitments or Loans at the time (or most recently outstanding and in effect).

(d)    To the fullest extent permitted by applicable law, (i) the Borrower shall not assert, or permit any of its Affiliates or Related Parties to assert, and the Borrower hereby waives, any claim against any Indemnitee for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), except to the extent such claims result from the gross negligence, bad faith or willful misconduct of such Indemnitee or of any of its Related Parties or a material breach of the obligations of such Indemnitee or any of its Related Parties under the Loan Documents (in each case, as determined by a court of competent jurisdiction in a final and nonappealable judgment), and (ii) no party hereto shall assert, or permit any of its Affiliates or other Related Parties to assert, and each hereby waives, any claim against any other party, or any of their Affiliates or any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or the use of the proceeds thereof, provided that nothing in this clause (ii) shall diminish obligations of the Borrower under paragraphs (a) and (b) of this Section.

(e)    All amounts due under this Section shall be payable within 30 days after written demand therefor, together with customary backup documentation in reasonable detail.

Section 9.04    Successors And Assigns.
(a)    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) other than as provided in Section 6.03, the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section), any Arranger and, to the extent expressly contemplated hereby, the sub-agents of the Administrative Agent and the Related Parties of the Administrative Agent, any Arranger and any Lender) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)    (i)     Subject to the conditions set forth in paragraph (b)(ii) of this Section, any Lender may assign and delegate to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment or Loan at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld, delayed or conditioned) of:
(A)    the Borrower; provided that (x) no consent of the Borrower shall be required (1) in case of a Lender that is a Farm Credit Lender, for an assignment by such Lender to any of its Affiliates that is also a Farm Credit Lender, (2) in case of a Lender that is not (and is not an Affiliate of) a Farm Credit Lender, for an assignment to a Lender or an Affiliate of a Lender or (3) if an Event of Default under clause (a), (b), (h) or (i) of Article VII has occurred and is continuing, for any other assignment, and (y) it is understood and agreed that the Borrower shall be deemed to act reasonably in withholding consent to (1) an assignment that it expects will result in a reduction in patronage distributions to the Borrower, except (other than in connection with assignments to an Affiliate) if in connection with such assignment the assigning Lender shall have delivered to the Borrower a Farm Credit Lender Transfer Certificate, or (2) an assignment that would result in this Agreement no longer constituting a “Replacement Credit Agreement” under (and as defined in) the Installment Note; and

(B)    the Administrative Agent.

(ii)    Assignments shall be subject to the following additional conditions:

(A)    except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loan, the amount of the Commitment or Loan of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consents; provided that no such consent of the Borrower shall be required if an Event of Default under clause (a), (b), (h) or (i) of Article VII has occurred and is continuing;

(B)    each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(C)    the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, provided that only one such processing and recordation fee shall be payable in the event of simultaneous assignments from any Lender or its Approved Funds to one or more other Approved Funds of such Lender, provided

CHAR1\1536846v3

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

further that the Administrative Agent may at its sole discretion waive such processing and recordation fee;

(D)    the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable law, including Federal, State and foreign securities laws; and
(E)    the assignee, if it shall be a Farm Credit Lender but not then a Lender, shall deliver to the Borrower documents from such assignee that describe the nature of the Farm Credit Equities in such assignee (or its designated Affiliate) required to be acquired by the Borrower in such assignee pursuant to Section 5.11, as well as applicable capitalization requirements.

(iii)    Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv)    The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and records of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and, as to entries pertaining to it, any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v)    Upon receipt by the Administrative Agent of an Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee, if required under clause (C) of paragraph (b)(ii) of this Section, and the documents referred to in clause (E) of paragraph (b)(ii) of this Section, if applicable, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that the Administrative Agent shall not be required to accept such Assignment and Assumption or so record the information contained therein if the Administrative Agent reasonably believes that such Assignment and

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CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Assumption lacks any written consent required by this Section, provides for an assignment and delegation to a Defaulting Lender or is otherwise not in proper form, it being acknowledged that the Administrative Agent shall have no duty or obligation (and shall incur no liability) with respect to obtaining (or confirming the receipt) of any such written consent or with respect to the form of (or any defect in) such Assignment and Assumption, any such duty and obligation being solely with the assigning Lender and the assignee. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. Each assigning Lender and the assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the Administrative Agent that all written consents required by this Section with respect thereto (other than the consent of the Administrative Agent) have been obtained and that such Assignment and Assumption is otherwise duly completed and in proper form, and each assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the assigning Lender and the Administrative Agent that such assignee is an Eligible Assignee. Any assignment by a Lender pursuant to this Section shall not in any way constitute a novation, discharge, rescission, extinguishment or substitution of any Indebtedness or other obligation so assigned, and any Indebtedness or other obligation so assigned shall continue to be the same Indebtedness or other obligation and not a new Indebtedness or other obligation.

(c)    (i)    Any Lender may, with the prior written consent of the Borrower (such consent not to be unreasonably withheld, delayed or conditioned) but without the consent of the Administrative Agent (except as set forth in paragraph (c)(iii) of this Section), sell participations to one or more Persons (other than the Borrower, any Subsidiary, a Defaulting Lender or a natural person) (“Participants”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and Loan); provided that (A) no consent of the Borrower shall be required (1) in case of a Lender that is a Farm Credit Lender, for a participation by such Lender to any of its Affiliates that is also a Farm Credit Lender, (2) in case of a Lender that is not (and is not an Affiliate of) a Farm Credit Lender, for any participation, (3) if an Event of Default under clause (a), (b), (h) or (i) of Article VII has occurred and is continuing, for any other participation, or (4) for any participation to a Farm Credit Lender set forth on Schedule 9.04, it being understood and agreed that the Borrower shall be deemed to act reasonably in withholding consent to (x) a participation that it expects will result in a reduction in patronage distributions to the Borrower, except (other than in connection with a participation to an Affiliate) if in connection with such participation the selling Lender shall have delivered to the Borrower a Farm Credit Lender Transfer Certificate, or (y) a participation that would result in this Agreement no longer constituting a “Replacement Credit Agreement” under (and as defined in) the Installment Note, (B) such Lender’s obligations under this Agreement shall remain unchanged, (C) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (D) subject to Section 9.04(c)(iii), the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall, subject to Section 9.04(c)(iii), provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that (x) such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or modification of this Agreement that requires the consent of each directly affected Lender pursuant to clause (i), (ii) or (iii) of the first proviso to Section 9.02(b) and directly adversely affects such

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Participant and (y) no other agreement with respect to any amendment, waiver or modification of this Agreement may exist between such Lender and such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 (subject to the requirements and limitations therein, including the requirements under Section 2.16(f) (it being understood that the documentation required under Section 2.16(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (x) agrees to be subject to the provisions of Sections 2.17 and 2.18 as if it were an assignee under paragraph (b) of this Section and (y) shall not be entitled to receive any greater payment under Section 2.14 or 2.16, with respect to any participation, than its participating Lender would have been entitled to receive, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.18(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.17(c) as though it were a Lender.

(ii)    Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement or any other Loan Document (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under this Agreement or any other Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as such) shall have no responsibility for maintaining a Participant Register.

(iii)    Notwithstanding anything in this Section 9.04 to the contrary, any Farm Credit Lender that (A) (1) has purchased a participation in the minimum amount of $10,000,000 on or after the Effective Date, (2) is, by written notice to the Borrower and the Administrative Agent (“Voting Participant Notification”), designated by the selling Lender as being entitled to be accorded the rights of a Voting Participant hereunder, (3) receives the prior written consent of the Borrower (to the extent such consent is required for the sale of the participation pursuant to Section 9.04(c)(i)) to become a Voting Participant and (4) receives the prior written consent of the Administrative Agent to become a Voting Participant or (B) is set forth as a Voting Participant on Schedule 9.04, shall be entitled to vote (and the voting rights of the selling Lender shall be correspondingly reduced), on a dollar for dollar basis, as if such Participant were a Lender, on any matter requiring or allowing a Lender to provide or withhold its consent, or to otherwise vote on any proposed action (any Farm Credit Lender so entitled to vote being called a “Voting Participant”). To be effective, each Voting Participant Notification shall, with respect to any Voting Participant, (x) state the full name, as well as all contact information required of an assignee as set forth in Exhibit A hereto and (y) state

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

the dollar amount of the participation purchased. The Borrower and the Administrative Agent shall be entitled to conclusively rely on information contained in notices delivered pursuant to this paragraph.
(d)    Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement or the other Loan Documents to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other reserve bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

Section 9.05    Survival. All covenants, agreements, representations and warranties made by the Borrower in this Agreement and the other Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Arranger, any Lender or any Affiliate of any of the foregoing may have had notice or knowledge of any Default or incorrect representation or warranty at the time this Agreement or any other Loan Document is executed and delivered or any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.
Section 9.06    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents, the membership agreements (or similar agreements) with the Borrower required by a Farm Credit Lender in connection with the purchase of Farm Credit Equities pursuant to Section 5.11 and any separate letter agreement with respect to fees or the syndication of the credit facility provided for herein constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including any commitment advices delivered in connection with the credit facility established hereunder. Except as provided in Article IV, this Agreement shall become effective when it shall have been executed by the Administrative Agent and the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of all the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 9.07    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Section 9.08    Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each Affiliate of any Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) or other amounts at any time held and other obligations (in whatever currency) at any time owing by such Lender or by such an Affiliate to or for the credit or the account of the Borrower against any of and all the obligations then due of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations the Borrower are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. The rights of each Lender, and each Affiliate of any of the foregoing, under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or Affiliate may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give notice shall not affect the validity of such setoff and application.
Section 9.09    Governing Law; Jurisdiction; Consent to Service of Process.
(a)    This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

(b)    Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each party hereto hereby irrevocably and unconditionally agrees that all claims arising out of or relating to this Agreement or any other Loan Document brought by it or any of its Affiliates shall be brought, and shall be heard and determined, exclusively in such New York State or, to the extent permitted by law, in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and, notwithstanding the foregoing, may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)    Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)    Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by law.

Section 9.10    WAIVER OF JURY TRAIL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER

CHAR1\1536846v3

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 9.11    Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
Section 9.12    Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Related Parties, including accountants, legal counsel and other agents and advisors on a need-to-know basis, it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential in accordance with the terms of this Section or be subject to a professional obligation of confidentiality (and the Administrative Agent or such Lender, as applicable, shall be responsible for their compliance herewith), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners) (in which case (other than in the case of a bank audit), the Administrative Agent or such Lender, as the case may be, agrees to inform the Borrower promptly thereof to the extent lawfully permitted to do so and to the extent practicable under the circumstances), (c) to the extent required by applicable law or by any subpoena or similar legal process (in which case, the Administrative Agent or such Lender, as the case may be, shall inform the Borrower promptly thereof to the extent lawfully permitted to do so and, to the extent practicable under the circumstances, prior to such disclosure), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing confidentiality undertakings substantially similar to those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its Related Parties) to any swap or derivative transaction relating to the Borrower or any Subsidiary and its obligations, (g) on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facility provided for herein, (h) with the consent of the Borrower or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender or any Affiliate of any of the foregoing on a nonconfidential basis from a source other than the Borrower or any of its Related Parties. For purposes of this Section, “Information” means all information received from the Borrower or any of its Related Parties relating to the Borrower or any Subsidiary or their businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by or on behalf of the Borrower and other than information pertaining to the terms of this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

would accord to its own confidential information. It is agreed that, notwithstanding the restrictions of any prior confidentiality agreement binding on the Administrative Agent or any Arranger, such parties may disclose Information as provided in this Section.
Section 9.13    Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.
Section 9.14    USA PATRIOT Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with such Act.
Section 9.15    No Fiduciary Relationship. The Borrower, on behalf of itself and the Subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Borrower and the Subsidiaries, on the one hand, and the Administrative Agent, the Lenders and their Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Lenders or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. The Administrative Agent, the Arrangers, the Lenders and their Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrower and the Subsidiaries, and none of the Administrative Agent, the Arrangers, the Lenders or their Affiliates has any obligation to disclose any of such interests to the Borrower or any of its Subsidiaries.
Section 9.16    Non-Public Information.
(a)    Each Lender acknowledges that all information, including requests for waivers and amendments, furnished by or on behalf of the Borrower or the Administrative Agent pursuant to or in connection with, or in the course of administering, this Agreement will be syndicate-level information, which may contain MNPI. Each Lender represents to the Borrower and the Administrative Agent that (i) it has developed compliance procedures regarding the use of MNPI and that it will handle MNPI in accordance with such procedures and applicable law, including Federal, state and foreign securities laws, and (ii) it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain MNPI in accordance with its compliance procedures and applicable law, including Federal, state and foreign securities laws.

(b)    The Borrower and each Lender acknowledge that, if information furnished by the Borrower pursuant to or in connection with this Agreement is being distributed by the Administrative

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Agent through the Platform, (i) the Administrative Agent may post any information that the Borrower has indicated as containing MNPI solely on that portion of the Platform designated for Private Side Lender Representatives and (ii) if the Borrower has not indicated whether any information furnished by it pursuant to or in connection with this Agreement contains MNPI, the Administrative Agent reserves the right to post such information solely on that portion of the Platform designated for Private Side Lender Representatives. The Borrower agrees to use commercially reasonable efforts to identify all information provided to the Administrative Agent by or on behalf of the Borrower that is suitable to be made available to Public Side Lender Representatives, and the Administrative Agent shall be entitled to rely on any such designation by the Borrower without liability or responsibility for the independent verification thereof.

Section 9.17    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

Section 9.18    Acknowledgement Regarding Replacement Credit Agreement under Installment Note. Each Lender that is also a lender or participant under the Secured Financing Agreement, dated as of December 20, 2013, among MeadWestvaco Timber Note Holding Company II, LLC, Northwest Farm Credit Services, PCA, as administrative agent, and the lenders party thereto, hereby acknowledges its understanding and agreement that (a) as of the Effective Date, this Agreement constitutes a “Replacement Credit Agreement” for all purposes of the Amended and Restated Installment Note dated December 16, 2013, as amended as of April 28, 2016, of the Borrower (the “Installment Note”), and (b) none of the changes to any of the covenants or representations and warranties set forth in this Agreement compared to the covenants and representations and warranties set forth in the Existing Credit Agreement is material and adverse to the interests of such Lender. The Borrower hereby concurs with, and agrees to, the foregoing acknowledgements and agreements. The parties hereto further acknowledge and agree that (i) notwithstanding any Section or paragraph numbering set forth herein, for

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

purposes of the Installment Note, Section 5.02 hereof shall be deemed to be numbered “Section 5.05(a)”, Section 5.03(a) hereof (including the proviso set forth in Section 5.03) shall be deemed to be numbered “Section 5.01(a)”, Section 5.11 hereof shall be deemed to be numbered “Section 5.12”, Article VI hereof shall be deemed to be numbered “Section 6.01”, Section 6.03 hereof shall be deemed to be numbered “Section 6.01(c)”, Section 6.04 hereof shall be deemed to be numbered “Section 6.01(d)” and Section 6.05 hereof shall be deemed to be numbered “Section 6.01(e)” and (ii) so long as the Installment Note is outstanding and no Event of Default under clause (a), (b), (h) or (i) of Article VII has occurred and is continuing, any successor Administrative Agent under this Agreement shall be required to be a Farm Credit Lender.
ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.
[Signature pages follow]

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
WEYERHAEUSER COMPANY,

By: /s/ Laura Smith
Name: Laura Smith
Title: VP Treasury & Enterprise Planning

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

NORTHWEST FARM CREDIT SERVICES, PCA, as the Administrative Agent and as a Lender,

By: /s/Jeremy A. Roewe
Name: Jeremy A. Roewe
Title: Vice President

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Schedule 1.01
Unrestricted Subsidiaries

1.	WY Carolina Holdings LLC

2.	WY Georgia Holdings 2004 LLC

3.	WY Tennessee Holdings LLC

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Schedule 2.01

Lenders; Commitments

Lender	Commitment	Percentage of Aggregate Amount of the Lenders’ Commitments
Northwest Farm Credit Services, PCA	$225,000,000.00	100.000000000%
TOTAL	$225,000,000.00	100.000000000%

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Schedule 3.06

Litigation
None.

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Schedule 9.04
Voting Participants

Lender	Assignee	Voting Participant	Voting Sub-Participant	Commitment	Resulting Participation*	Resulting Percentage of Participations*
Northwest Farm Credit Services, PCA				$155,000,000.00**	$25,000,000.00***	11.11%***
		American AgCredit, FLCA			$29,000,000.00	12.89%
		Farm Credit Mid-America, FLCA f/k/a Farm Credit Services of Mid-America, FLCA			$19,000,000.00	8.44%
		Farm Credit East, ACA			$18,250,000.00	8.11%
		Farm Credit Services of America, FLCA			$18,250,000.00	8.11%
		Greenstone Farm Credit Services, FLCA			$10,250,000.00	4.56%
		Western AgCredit, PCA			$7,500,000.00	3.33%
		FCS Commercial Finance Group, for AgCountry Farm Credit Services, FLCA			$7,250,000.00	3.22%
		Farm Credit West, FLCA			$5,250,000.00	2.33%
		Fresno-Madera Federal Land Bank Association, FLCA			$5,000,000.00	2.22%
		Farm Credit of New Mexico, FLCA a wholly owned subsidiary of Farm Credit of New Mexico, ACA			$3,500,000.00	1.56%
		Yosemite Land Bank, FLCA			$3,500,000.00	1.56%
		AgChoice Farm Credit, ACA for itself and/or agent/nominee for AgChoice Farm Credit, FLCA			$3,250,000.00	1.44%
	CoBank, FCB			$70,000,000.00**	$30,000,000.00***	13.33%***
		Farm Credit Bank of Texas			$13,000,000.00	5.78%
			Capital Farm Credit, FLCA		$7,000,000.00	3.11%
		AgFirst Farm Credit Bank			$20,000,000.00	8.89%
TOTAL				$225,000,000.00	$225,000,000.00	100.00%

* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

EXHIBIT A
to the Term Loan Agreement
[FORM OF] ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (this “Assignment”) is dated as of the “Effective Date” inserted below by the Administrative Agent (the “Effective Date”) and is entered into by and between the Assignor (as defined below) and the Assignee (as defined below). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 hereto (the “Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Terms and Conditions and the Credit Agreement, as of the Effective Date, (a) the interest in and to all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the facility identified below and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clause (a) above (the rights and obligations sold and assigned pursuant to clauses (a) and (b) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment or the Credit Agreement, without representation or warranty by the Assignor.
1.    Assignor: ___________________________
2.    Assignee: ____________________________
and [is][is not] a Farm Credit Lender [if the Assignee is not a Farm Credit Lender,
specify if the Assignee is [a Lender][an Affiliate of [Identify Lender]]]1

3.    Borrower: Weyerhaeuser Company, a Washington corporation
4.    Administrative Agent: Northwest Farm Credit Services, PCA
5.     Credit Agreement: Term Loan Agreement dated as of July 24, 2017, among Weyerhaeuser Company, the Lenders party thereto and Northwest Farm Credit Services, PCA, as Administrative Agent

_____________________
1 Select as applicable.

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

6.    Assigned Interest:

Aggregate Amount of Commitment/Loans of all Lenders	Amount of Commitment/Loans Assigned[2]	Percentage Assigned of Commitment/Loans of all Lenders[3]
$	$	%
Effective Date:                                 , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH DATE SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR].
The Assignee, if not already a Lender, (a) agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable law, including Federal, State and foreign securities laws, and (b) if the Assignee is a Farm Credit Lender, agrees to deliver to the Borrower documents from the Assignee that describe the nature of the Farm Credit Equities in the Assignee (or its designated Affiliate) required to be acquired by the Borrower in the Assignee pursuant to Section 5.11 of the Credit Agreement, as well as applicable capitalization requirements.

2 Must comply with the minimum assignment amounts set forth in Section 9.04(b)(ii)(A) of the Credit Agreement, to the extent such minimum assignment amounts are applicable.
3 Set forth, to at least nine decimals, as a percentage of the amount in Column 2.

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

The terms set forth in this Assignment are hereby agreed to:
[NAME OF ASSIGNOR], as Assignor,

By: ____________________________________
Name:
Title:

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

[NAME OF ASSIGNEE], as Assignee,

By: ____________________________________
Name:
Title:

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Consented to and Accepted:
NORTHWEST FARM CREDIT SERVICES, PCA, as Administrative Agent,

By: _______________________________
Name:
Title:

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

[Consented to:
WEYERHAEUSER COMPANY, as Borrower

By: ___________________________
Name:
Title:]1

1 To be included only if Section 9.04(b)(i)(A) of the Credit Agreement requires the consent of the Borrower.

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.    Representations and Warranties.

1.1    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Loan Document, other than the representations and warranties made by it herein, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document (other than this Assignment) or any collateral thereunder, (iii) the financial condition of the Borrower, any Subsidiary or any other Affiliate of the Borrower or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower or any Subsidiary or any other Affiliate of the Borrower or any other Person obligated in respect of any Loan Document of any of their respective obligations thereunder.
1.2.    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it is an Eligible Assignee and satisfies all the other requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest, (v) it has experience and expertise in the making of or investing in commitments or loans such as the Assigned Interest, as the case may be, (vi) it has, independently and without reliance upon the Administrative Agent, the Arrangers, the Assignor or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decisions to enter into this Assignment and to purchase the Assigned Interest, (vii) it has attached to this Assignment any tax documentation required to be delivered by it pursuant to the terms of the Credit Agreement (including Section 2.16(f) thereof), duly completed and executed by the Assignee, (viii) it will acquire the Assigned Interest for its own account in the ordinary course and without a view to distribution of the Assigned Interest within the meaning of the Securities Act or the Exchange Act or other United States federal securities laws (it being understood that, subject to the provisions of Section 9.04 of the Credit Agreement, the disposition of the Assigned Interest or any interests therein shall at all times remain within its exclusive control) and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Arrangers, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at that time, continue to make its own credit decisions in taking or not taking action under any Loan Document, and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.
2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other

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* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.    General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted in accordance with the Credit Agreement. This Assignment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Assignment. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

EXHIBIT B
to the Term Loan Agreement
[FORM OF] BORROWING/INTEREST ELECTION REQUEST
Northwest Farm Credit Services, PCA, as Administrative Agent
Loan Accounting
2001 S. Flint Road
Spokane, WA 99224
1-800-216-4535
509-340-5508
nwfcsloanaccounting@northwestfcs.com

[Date]

Ladies and Gentlemen:
Reference is made to the Term Loan Agreement dated as of July 24, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Weyerhaeuser Company, a Washington corporation (the “Borrower”), the Lenders party thereto and Northwest Farm Credit Services, PCA, as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement.
☐    Borrowing Request: The Borrower hereby gives you notice pursuant to Section 2.03 of the Credit
Agreement that it requests the following Borrowing:

1.	Aggregate principal amount of Borrowing: $___________________

2.	Date of Borrowing: _______________________

3.	Type of Borrowing (Base Rate or Eurodollar): _______________________

4.	Initial Interest Period (if Eurodollar Borrowing): _______________________

5.	Location and number of the account to which proceeds

of the requested Borrowing are to be disbursed:	[Name of Bank _____]
(Acct. No. _________)

☐
Interest Election Request: The Borrower hereby gives you notice pursuant to Section 2.07 of the Credit Agreement that it requests the conversion or continuation of a Borrowing, and specifies the following information with respect to such Borrowing and each resulting Borrowing:

1.	Borrowing to which this request applies:
Principal Amount:                         $___________________
Type (Base Rate or Eurodollar):                    _______________________
Interest Period (specify last day of current Interest Period):    _______________________
______________________________________________________________________________________

2.	Effective date of this election (Business Day): _______________________

3.	Resulting Borrowing[s]:
Principal Amount:                          $___________________
Type (Base Rate or Eurodollar):                    _______________________
Interest Period (For Eurodollar Borrowing):            _______________________

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Very truly yours,
WEYERHAEUSER COMPANY

By: ____________________________________
Name:
Title:

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

EXHIBIT C
to the Term Loan Agreement
FORM OF CLAIM AGREEMENT
[Attached]

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

CLAIM AGREEMENT
CLAIM AGREEMENT dated as of July 24, 2017 (this “Agreement”), between WEYERHAEUSER NR COMPANY, a Washington corporation (“WNR”), and NORTHWEST FARM CREDIT SERVICES, PCA, as Administrative Agent (the “Administrative Agent”) under the Term Loan Agreement dated as of July 24, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Weyerhaeuser Company, a Washington corporation (the “Company”), the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent.
RECITALS
A.    WNR is a wholly owned subsidiary of the Company. WNR has agreed, as between the Company and WNR, to assume the payment obligations in respect of certain indebtedness of the Company pursuant to that certain Assumption Agreement dated as of January 1, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “First Assumption Agreement”), made by WNR in favor of the Company, and that certain Assignment and Assumption Agreement dated as of October 1, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Second Assumption Agreement” and, together with the First Assumption Agreement and any Additional Assumption Agreement (as defined below), collectively, the “Assumption Agreements”), by and between WNR and the Company.
B.    It is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Company under the Credit Agreement that WNR enter into this Agreement with the Administrative Agent, for the benefit of the Credit Agreement Parties (as defined below).
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, WNR hereby agrees with the Administrative Agent, for the benefit of the Credit Agreement Parties, as follows:
SECTION 1.    Definitions.

(a)Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings assigned to such terms in the Credit Agreement.
(b)The following terms shall have the following meanings:
“Additional Assumption Agreement” means any agreement entered into by WNR after the date hereof pursuant to which WNR assumes payment obligations in respect of any indebtedness of the Company.
“Assumed Debt” means any indebtedness of the Company the payment obligations in respect of which shall have been assumed by WNR pursuant to one or more Assumption Agreements.
“Assumed Debt Agreement” means any indenture, credit agreement, note purchase agreement or other agreement, if any, pursuant to which the Company has incurred or will incur Assumed Debt and any note, instrument, agreement or other document evidencing or governing such Assumed Debt.
“Assumed Debt Claims” has the meaning specified in Section 2(a) hereof.

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

“Assumed Debt Party” means any Person to which Assumed Debt is owed and any trustee for, or other representative of, the holders of such Assumed Debt under any Assumed Debt Agreement.
“Credit Agreement Claims” has the meaning specified in Section 2(a) hereof.
“Credit Agreement Obligations” means the due and punctual payment by the Company of (a) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to the Company, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) all other monetary obligations of the Company to any of the Credit Agreement Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).
“Credit Agreement Parties” means (a) the Lenders, (b) the Administrative Agent, (c) the beneficiaries of each indemnification obligation undertaken by the Company under the Credit Agreement and (d) the successors and assigns of each of the foregoing.
“Pro Rata Claim Amount” at any time means, in respect of the Credit Agreement Claim of any Credit Agreement Party, an amount equal to (a) the Credit Agreement Obligations owing to such Credit Agreement Party at such time, multiplied by (b) a fraction, the numerator of which is the amount of Assumed Debt (including accrued and unpaid interest and any related obligations in respect of premiums, fees and indemnities) owing at such time in respect of which Assumed Debt Claims exist and the denominator of which is the total amount of Assumed Debt (including accrued and unpaid interest and any related obligations in respect of premiums, fees and indemnities) owing at such time.
SECTION 2.    Credit Agreement Claims.

(a)WNR hereby agrees with the Administrative Agent, for the benefit of the Credit Agreement Parties, that the Credit Agreement Parties shall have rights and claims enforceable against WNR for payment of all or a portion of the Credit Agreement Obligations to the same extent that the Assumed Debt Parties (as opposed to the Company) have rights and claims, if any, enforceable against WNR for payment of all or any portion of the Assumed Debt (including accrued and unpaid interest and any related obligations in respect of premiums, fees and indemnities) pursuant to or by reason of any Assumption Agreement (such rights and claims of the Assumed Debt Parties, the “Assumed Debt Claims”), as if WNR and the Company had entered into an assumption agreement in respect of the Credit Agreement Obligations on the same terms as such Assumption Agreement that is the subject of the Assumed Debt Claims (such rights and claims of the Credit Agreement Parties, the “Credit Agreement Claims”). It is understood and agreed that (i) if the Credit Agreement Parties have Credit Agreement Claims by reason of one or more, whether in whole or in part, but less than all, of the Assumed Debt being subject to Assumed Debt Claims, then the Credit Agreement Claims of any Credit Agreement Party shall be limited to its Pro Rata Claim Amount, and (ii) WNR shall be fully liable for any such Credit Agreement Claims subject only to the limitations expressly set forth in this Agreement. Any Credit Agreement Claims due and owing by WNR hereunder shall be payable by WNR to the Administrative Agent for the benefit of the Credit Agreement Parties.

(b)    The determination of whether any Assumed Debt Claim exists shall be based solely upon the successful assertion by the applicable Assumed Debt Parties of such Assumed Debt Claim, and the Credit Agreement Parties shall not be permitted to assert that an Assumed Debt Claim exists unless and until such

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Assumed Debt Claim is successfully asserted by the applicable Assumed Debt Parties; provided that, if any Assumed Debt Party asserts an Assumed Debt Claim, the foregoing shall not be construed to prevent the assertion that a Credit Agreement Claim exists if such assertion of an Assumed Debt Claim is successful.
For purposes of this Section 2(b), an Assumed Debt Claim shall be considered “successfully asserted” or shall be viewed as the subject to “successful assertion” upon the occurrence of any of the following:
(i)an express agreement, stipulation, settlement or acknowledgment by WNR that (A) acknowledges liability of WNR directly to any Assumed Debt Party in respect of such Assumed Debt Claim or (B) provides consideration from WNR to any Assumed Debt Party as a result of such Assumed Debt Claim or in exchange for an agreement, stipulation, settlement or acknowledgment that such Assumed Debt Party has no, or will not assert any, Assumed Debt Claims;

(ii)at any time after the commitments under the Credit Agreement shall have terminated as a result of the occurrence of an event of default thereunder and the Credit Agreement Obligations shall have become due and payable, any subsequent action that has the effect of treating such Assumed Debt Claim in a manner, or results in a recovery to the holders of such Assumed Debt Claim in respect of their Assumed Debt Claim, in each case as a result of the applicable Assumed Debt Agreement, that is more favorable than the treatment of, or recovery in respect of, Credit Agreement Claims (unless the holders of such Credit Agreement Claims are offered and decline such treatment or recovery), including, but not limited to payment or grant of securities to any Assumed Debt Party or the assumption of any Assumed Debt by any third party; or

(iii)a final adjudication by a court or arbitrator that WNR is liable to any Assumed Debt Party for such Assumed Debt Claim.

(c)    WNR acknowledges and agrees that no occurrence or circumstance occurring after the date of this Agreement shall cause a reduction in WNR’s obligations to the Administrative Agent, for the benefit of the Credit Agreement Parties, under this Agreement, other than (i) termination of this Agreement pursuant to Section 7 hereof or (ii) the payment by WNR in cash of any Credit Agreement Claims due and owing by WNR hereunder.

SECTION 3.    Obligations Absolute.

WNR’s obligations under this Agreement shall in all respects be continuing, absolute, unconditional and irrevocable, and shall remain in full force and effect until all of the Credit Agreement Obligations (other than contingent expense reimbursement and indemnification obligations) have been paid in full and all Commitments under the Credit Agreement have been terminated. WNR agrees that any Credit Agreement Claims due and owing by WNR hereunder will be paid strictly in accordance with the terms of this Agreement, the Credit Agreement and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Company or WNR with respect thereto. The liability of WNR under this Agreement shall be absolute, unconditional and irrevocable irrespective of:
(a)    any change in the time, manner, or place of payment of, or in any other term of, the Credit Agreement Obligations, the Credit Agreement or any of the other Loan Documents or any other extension, compromise or renewal of the Credit Agreement Obligations;

(b)    any reduction, limitation, impairment or termination of the Credit Agreement Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

subject to (and WNR hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Credit Agreement Obligations;
(c)    any amendment to, rescission, waiver or other modification of, or any consent to departure from, any of the terms of Credit Agreement or any of the other Loan Documents;

(d)    any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any guaranty, securing any of the Credit Agreement Obligations; or

(e)    any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Company or WNR.

SECTION 4.    Continued Liability.

Notwithstanding the agreements by WNR in respect of the Credit Agreement Claims pursuant to Section 2(a), as between the Company and the holders of any Credit Agreement Obligations, the Company shall continue to be the primary obligor with respect to the Credit Agreement Obligations and the Company shall not be released from its obligations under the Credit Agreement Obligations as a result of this Agreement. In no event shall this Agreement be construed to constitute an assignment or transfer of any of the rights or obligations of the Company under the Credit Agreement or the other Loan Documents.
SECTION 5.    Representations and Warranties.

WNR represents, warrants and affirms for the benefit of the Credit Agreement Parties as follows:
(a)WNR is a corporation duly organized and validly existing under the laws of the State of Washington with all requisite power and authority to own and operate its properties, to conduct its business as proposed to be conducted and to enter into and perform its obligations under this Agreement.
(b)    This Agreement constitutes a legal, valid and binding obligation of WNR, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally.

SECTION 6.    Binding Effect, Etc.

This Agreement shall be binding upon WNR and its successors and assigns and shall inure to the benefit of the Credit Agreement Parties and their respective successors and assigns; provided, however, that (a) WNR may not assign any of its obligations or rights under this Agreement and (b) only the Administrative Agent may enforce the rights of the Credit Agreement Parties hereunder. Each of the Credit Agreement Parties is an intended beneficiary of the obligations of WNR under this Agreement and the Administrative Agent shall be entitled to commence and pursue any action or proceeding against WNR with respect to WNR’s obligations under this Agreement.
SECTION 7.    Amendments; Termination.

This Agreement may not be amended, supplemented, modified or terminated without the prior written consent of the Administrative Agent (acting at the direction of the Required Lenders), WNR and the Company; provided that this Agreement shall automatically terminate upon the payment in full of all Credit Agreement

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

Obligations (other than contingent expense reimbursement and indemnification obligations) and the termination of all Commitments under the Credit Agreement.

SECTION 8.    Counterparts.

This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 9.    Severability.

Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 10.    Reinstatement.

This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time (a) payment, or any part thereof, of any of the Credit Agreement Obligations is rescinded or must otherwise be restored or returned by any Credit Agreement Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any substantial part of its property, or otherwise, all as though such payments had not been made or (b) (i) Credit Agreement Obligations remain outstanding and (ii) WNR enters into an Assumption Agreement in respect of Assumed Debt after this Agreement has been terminated in accordance with its terms.
SECTION 11.    Headings.

Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
SECTION 12.    No Waiver; Remedies.

No failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
SECTION 13.    Governing Law; Jurisdiction.

(a)THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT BY IT OR ANY OF ITS AFFILIATES SHALL BE BROUGHT, AND SHALL BE HEARD AND DETERMINED, EXCLUSIVELY IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND, NOTWITHSTANDING THE FOREGOING, MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(c)EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

SECTION 14.    Waiver of Jury Trial.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.
[The remainder of this page is intentionally left blank.]

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.
WEYERHAEUSER NR COMPANY

By: ____________________________
Name:
Title:
ACKNOWLEDGED AND AGREED TO BY:
WEYERHAEUSER COMPANY

By: ____________________________
Name:
Title:
ACKNOWLEDGED AND AGREED TO BY:
NORTHWEST FARM CREDIT SERVICES, PCA, as Administrative Agent

By: _____________________________
Name:
Title:

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

EXHIBIT D-1
to the Term Loan Agreement
[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is made to the Term Loan Agreement dated as of July 24, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Weyerhaeuser Company, a Washington corporation (the “Borrower”), the Lenders party thereto and Northwest Farm Credit Services, PCA, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a “10-percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (d) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (b) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
[NAME OF LENDER]

By: __________________________
Name:
Title:
Date: ____________ __, 20[ _ _ ]

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

EXHIBIT D-2
to the Term Loan Agreement

[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is made to the Term Loan Agreement dated as of July 24, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Weyerhaeuser Company, a Washington corporation (the “Borrower”), the Lenders party thereto and Northwest Farm Credit Services, PCA, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (b) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a “10-percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, and (d) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (b) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
[NAME OF PARTICIPANT]

By: __________________________
Name:
Title:
Date: ____________ __, 20[ _ _ ]

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

EXHIBIT D-3
to the Term Loan Agreement
[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is made to the Term Loan Agreement dated as of July 24, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Weyerhaeuser Company, a Washington corporation (the “Borrower”), the Lenders party thereto and Northwest Farm Credit Services, PCA, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the participation in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such participation, (c) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members “10-percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (e) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (ii) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
[NAME OF PARTICIPANT]

By: __________________________
Name:
Title:
Date: ____________ __, 20[ _ _ ]

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

EXHIBIT D-4
to the Term Loan Agreement
[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is made to the Term Loan Agreement dated as of July 24, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Weyerhaeuser Company, a Washington corporation (the “Borrower”), the Lenders party thereto and Northwest Farm Credit Services, PCA, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any note(s) evidencing such Loan(s)), (c) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a “10-percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (e) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (ii) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
[NAME OF PARTICIPANT]

By: _________________________
Name:
Title:
Date: ____________ __, 20[ _ _ ]

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

EXHIBIT E
to the Term Loan Agreement
[FORM OF] COMPLIANCE CERTIFICATE
The form of this Compliance Certificate has been prepared for convenience only, and is not to affect, or to be taken into consideration in interpreting, the terms of the Credit Agreement referred to below. The obligations of the Borrower under the Credit Agreement are as set forth in the Credit Agreement, and nothing in this Compliance Certificate, or the form hereof, shall modify such obligations or constitute a waiver of compliance therewith in accordance with the terms of the Credit Agreement. In the event of any conflict between the terms of this Compliance Certificate and the terms of the Credit Agreement, the terms of the Credit Agreement shall govern and control, and the terms of this Compliance Certificate are to be modified accordingly.
Reference is made to the Term Loan Agreement dated as of July 24, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Weyerhaeuser Company, a Washington corporation (the “Borrower”), the Lenders party thereto and Northwest Farm Credit Services, PCA, as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement.
The undersigned Financial Officer of the Borrower hereby certifies as of the date hereof, in such capacity and not in a personal capacity and without personal liability, as follows:
1.    I am a Financial Officer of the Borrower.
2.    I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Borrower and the Restricted Subsidiaries during the [fiscal year of the Borrower ended [ ]][fiscal quarter of the Borrower ended [ ]] (the “Applicable Accounting Period”). I have no knowledge of the existence of any condition or event that constitutes a Default or Event of Default as of the date of this Certificate[, except as set forth in a separate attachment, if any, to this Certificate, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto] 1
3.    The calculations of (a) Total Adjusted Shareholders’ Equity as of the last day of the Test Period ended as of the last day of the Applicable Accounting Period, (b) Total Funded Indebtedness as of the last day of the Test Period ended as of the last day of the Applicable Accounting Period and (c) the ratio of Total Funded Indebtedness as of the last day of such Test Period to the sum of Total Adjusted Shareholders’ Equity and Total Funded Indebtedness, in each case, as of the last day of such Test Period are true and accurate on and as of the date of this Certificate.

1 Specify the nature and extent of any existing Default, if any, and any corrective action taken or proposed to be taken with respect thereto.

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

The foregoing certifications are made and delivered on [       ], pursuant to Section 5.01(c) of the Credit Agreement.
WEYERHAEUSER COMPANY

By: ______________________________
Name:
Title:

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

ANNEX A TO
COMPLIANCE CERTIFICATE
FOR THE FISCAL [QUARTER] [YEAR] ENDED [mm/dd/yy].

($ Amounts in Millions)
Total Adjusted Shareholders’ Equity: (a) - (b) - (c) - (d) =	$[___]
(a) consolidated shareholders’ equity of the Borrower that would be reported as “total equity” on the consolidated balance sheet of the Borrower prepared as of the last day of the Applicable Accounting Period in accordance with GAAP:
$[___]
(b) exclude any cumulative other comprehensive income (loss), in each case as reflected on the consolidated balance sheet of the Borrower prepared as of the last day of the Applicable Accounting Period in accordance with GAAP:
$[___]
(c) exclude treasury common shares in the Borrower:	$[___]
(d) exclude the aggregate net book value (after deducting any reserves applicable thereto) of investments in Unrestricted Subsidiaries:	$[___]
Minimum Required:	$3,000
Total Funded Indebtedness: (a) + (b) + (c) - (d) - (e) - (f) =	$[___]
(a) Loans and any other Indebtedness of the Borrower and the Restricted Subsidiaries that would be reported as “long-term debt” on the consolidated balance of the Borrower prepared as of the last day of the Applicable Accounting Period in accordance with GAAP:
$[___]
(b) Any Indebtedness of the Borrower and the Restricted Subsidiaries that would be reported as “current maturities of long-term debt” on the consolidated balance of the Borrower prepared as of the last day of the Applicable Accounting Period in accordance with GAAP:
$[___]
(c) Any Indebtedness of the Borrower and the Restricted Subsidiaries that would be reported as “short-term debt” on the consolidated balance of the Borrower prepared as of the last day of the Applicable Accounting Period in accordance with GAAP:
$[___]
(d) To the extent included in (a), (b) or (c), Indebtedness of Unrestricted Subsidiaries:	$[___]
(e) To the extent included in (a), (b) or (c), Indebtedness that is non-recourse to the Borrower and the Restricted Subsidiaries, including any Indebtedness reported as “long-term debt (nonrecourse to the company) held by variable interest entities” on the consolidated balance sheet of the Borrower prepared as of the last day of the Applicable Accounting Period:
$[___]
(f) To the extent included in (a), (b) or (c), Indebtedness secured by Timber Installment Notes Collateral in an amount equal to at least 90% of the outstanding principal amount thereof:	$[___]
Ratio of Total Funded Indebtedness to Sum of Total Adjusted Shareholders’ Equity and Total Funded Indebtedness: (a) / (b) =	[___]%
(a) Total Funded Indebtedness:	$[___]
(b) Sum of Total Adjusted Shareholders’ Equity and Total Funded Indebtedness:	$[___]
Maximum Permitted:	65%

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

EXHIBIT F
to the Term Loan Agreement
[FORM OF] Cost of Funds True-Up Certificate
Reference is made to the Term Loan Agreement dated as of July 24, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Weyerhaeuser Company, a Washington corporation (the “Borrower”), the Lenders party thereto and Northwest Farm Credit Services, PCA, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement.
The undersigned officer of the Administrative Agent hereby certifies as of the date hereof, in such capacity and not in a personal capacity and without personal liability, as follows:
1.    As of _____________ [insert applicable date that is the third or sixth anniversary, as applicable, of the Effective Date (or on such other date approximately preceding any such anniversary as the Arrangers, the Administrative Agent and the Borrower may agree)] (the “Applicable Reset Reference Point”), and pursuant to the calculations set forth on Annex A hereto, the Current Cost of Funds is [ ] basis points, which represents an [increase/decrease] of [ ] basis points compared to the Effective Date Cost of Funds.
2.    Pursuant to Section 2.14(g) of the Credit Agreement, LIBOR shall be [increased/decreased] by [ ] basis points, which [increase/decrease] shall commence from and as of the Applicable Reset Reference Point and shall remain in effect until the next Reset Reference Point; provided that in no event shall LIBOR for any Interest Period be reduced below zero.
3.    The calculations set forth on Annex A hereto are true and accurate as of the Applicable Reset Reference Point.

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

The foregoing certifications are made and delivered on [ ], pursuant to Section 2.14(g) of the Credit Agreement.
NORTHWEST FARM CREDIT SERVICES, PCA, as Administrative Agent

By: ___________________________________
Name:
Title:

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.

ANNEX A TO
COST OF FUNDS TRUE-UP CERTIFICATE

As of [ ] (the “Applicable Reset Reference Point”).

(Amounts in basis points) [1]
1. Effective Date Cost of Funds: (a) - (b) =	[___]
(a) LIBOR Floating Note Rate[2] as of the date that is two Business Days prior to the Effective Date:	[___]
(b) LIBOR for an Interest Period of one month as of the date that is two Business Days prior to the Effective Date:	[___]
2. Current Cost of Funds: (a) - (b) =	[___]
(a) LIBOR Floating Note Rate as of the date that is two Business Days prior to the Applicable Reset Reference Point:	[___]
(b) LIBOR for an Interest Period of one month as of the date that is two Business Days prior to the Applicable Reset Reference Point:	[___]
3. Cost of Funds Differential: (a) compared to (b) =	[___] [Increase/Decrease]
(a) Effective Date Cost of Funds:	[___]
(b) Current Cost of Funds:	[___]

1 If (a) is less than (b) for Line 1 and/or Line 2, reflect as a negative number.
2 For purposes hereof, “LIBOR Floating Note Rate” means, as of any date of determination, the estimated funding cost (not the actual sale price), including standard underwriting fees, for new three-year debt securities indexed to the one-month LIBOR Screen Rate issued by the Farm Credit Funding Corporation into the primary market based on market observations on such date indicated at approximately 9:30 a.m., Eastern time; it being understood that such indications represent the Farm Credit Funding Corporation’s best estimate of the cost of new debt issuances based on a combination of daily surveys of selected farm credit selling group members (participating bond dealers) and ongoing monitoring of the fixed income markets for actual, recent, primary market issuance by other government-sponsored of similar bonds and notes and pricing within related derivative markets, particularly the interest rate swap market. Historical information on such funding costs is available, for the prior week, on the Farm Credit Funding Corporation’s website (farmcreditfunding.com/ffcb_live/fundingCostIndex.html) under the “Output” tab of the most recent spreadsheet.

CHAR1\1536846v3

CHAR1\1539728v3
* For voting purposes only. Percentages are approximate due to rounding.
** After giving effect to an assignment on the Effective Date by Northwest Farm Credit Services, PCA of $70,000,000.00 of its Commitment to CoBank, FCB (which will become a Lender via an Assignment and Assumption dated and effective as of the Effective Date), but before giving effect to the participations on the Effective Date.
*** After giving effect to the Effective Date assignment and the Effective Date participations.